SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): October 29, 1999



                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)



           CALIFORNIA                  001-9936                95-4137452
 (State or other jurisdiction of   (Commission file         (I.R.S. employer
 incorporation of organization)         number)            identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-2222
              (Registrant's telephone number, including area code)

Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

     On October 29, 1999, EIX Trust II issued and delivered $325,000,000 in liquidation amount of its 8.60% Cumulative Quarterly Income Preferred Securities, Series B, which are guaranteed by Edison International to the extent set forth in the Prospectus and Prospectus Supplement with respect thereto dated July 21, 1999 and October 22, 1999, respectively. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                              Description
---------                           -----------

1.1       Pricing Agreement dated October 22, 1999

4.1       Supplemental Indenture No. 2 dated as of October 29, 1999

4.2       Amended and Restated Trust Agreement dated as of October 29, 1999

4.3       Guarantee Agreement dated as of October 29, 1999

4.4       8.60% Subordinated Deferrable Interest Note, Series B

4.5       8.60 % Cumulative Quarterly Income Preferred Securities, Series B

4.6       8.60% Common Securities

10.1      Note Purchase Agreement dated as of October 29, 1999

10.2      Agreement as to Expenses and Liabilities dated as of October 29, 1999

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     EDISON INTERNATIONAL
                                         (Registrant)

                                      KENNETH S. STEWART
                               ---------------------------------
                                      KENNETH S. STEWART
                                   Assistant General Counsel

November 3, 1999



                                Pricing Agreement


Goldman, Sachs & Co.
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
   As Representatives of the several
     Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


                                                   October 22, 1999
Ladies and Gentlemen:

         EIX Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust"), and Edison International, a California corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated July 21, 1999 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The principal asset of the Designated Trust consists of debt securities of the
Company ("Subordinated Debentures"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in this Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

         The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company and the Designated Trust otherwise agree in writing, no earlier than ten or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                      Very truly yours,

                                      EDISON INTERNATIONAL

                                      By:    Mary C. Simpson
                                      Name:  Mary C. Simpson
                                      Title: Assistant Treasurer


                                      EIX TRUST II
                                      By:  Edison International, as Depositor

                                      By:    Mary C. Simpson
                                      Name:  Mary C. Simpson
                                      Title: Assistant Treasurer




Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
A.G. EDWARDS & SONS, INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.
   As Representatives of the several Underwriters

By:  GOLDMAN, SACHS & CO.

By:  GOLDMAN, SACHS & CO.

                                         SCHEDULE I


                                              Number of       Maximum Number of
                                           Firm Designated   Optional Designated
                                              Securities      Securities Which
                        Underwriter        to be Purchased     May be Purchased
                        -----------        ---------------   ------------------

 Goldman, Sachs & Co. ............................1,080,000......    162,000
 A.G. Edwards & Sons, Inc. .......................1,060,000......    159,000
 Lehman Brothers Inc. ............................1,060,000......    159,000
 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated.........................1,060,000......    159,000
 Morgan Stanley & Co. Incorporated................1,060,000......    159,000
 PaineWebber Incorporated.........................1,060,000......    159,000
 Prudential Securities Incorporated...............1,060,000......    159,000
 Salomon Smith Barney Inc. .......................1,060,000......    159,000
 ABN AMRO Incorporated .............................140,000......     21,000
 Banc of America Securities LLC.....................140,000......     21,000
 Bear, Stearns & Co. Inc............................140,000......     21,000
 CIBC World Markets Corp............................140,000......     21,000
 Deutsche Bank Securities Inc.......................140,000......     21,000
 Donaldson, Lufkin & Jenrette
   Securities Corporation...........................140,000......     21,000
 First Union Securities, Inc. ......................140,000......     21,000
 J.P. Morgan Securities Inc.........................140,000......     21,000
 Charles Schwab & Co., Inc..........................140,000......     21,000
 SG Cowen Securities Corporation....................140,000......     21,000
 Advest, Inc.........................................70,000......     10,500
 Robert W. Baird & Co. Incorporated..................70,000......     10,500
 Blaylock & Partners, L.P. ..........................70,000......     10,500
 J.C. Bradford & Co..................................70,000......     10,500
 BB&T Capital Markets,
   A Div of Scott & Stringfellow, Inc. ..............70,000......     10,500
 Crowell, Weedon & Co ...............................70,000           10,500
  Dain Rauscher Wessels
   a division of Dain Rauscher Incorporated..........70,000......     10,500
 Fahnestock & Co. Inc................................70,000......     10,500
 Fifth Third Securities, Inc.........................70,000......     10,500
 First Albany Corporation............................70,000......     10,500
 Gruntal & Co., L.L.C................................70,000......     10,500
 J.J.B. Hilliard, W.L. Lyons, Inc. ..................70,000           10,500
 Janney Montgomery Scott Inc.........................70,000......     10,500
 Legg Mason Wood Walker, Incorporated................70,000......     10,500
 McDonald Investments Inc.,
   A Keycorp Company ................................70,000......     10,500
 McGinn, Smith & Co., Inc............................70,000......     10,500
 Morgan Keegan & Company, Inc. ......................70,000......     10,500
 Muriel Siebert & Co., Inc. .........................70,000......     10,500
 Olde Discount Corporation...........................70,000......     10,500
 Parker/Hunter Incorporated..........................70,000......     10,500
 Raymond James & Associates, Inc.....................70,000......     10,500
 The Robinson-Humphrey Company, LLC..................70,000......     10,500
 Sutro & Co. Incorporated............................70,000......     10,500
 TD Securities (USA) Inc. ...........................70,000......     10,500
 Tucker Anthony Cleary Gull..........................70,000......     10,500
 U.S. Bancorp Piper Jaffray Inc. ....................70,000......     10,500
 Utendahl Capital Partners, L.P. ....................70,000......     10,500
 Wachovia Securities, Inc............................70,000......     10,500
 Wedbush Morgan Securities Inc.......................70,000......     10,500
 The Williams Capital Group, L.P. ...................70,000......     10,500
                                                -------------------------------

                   Total.........................12,000,000........1,800,000
                                                 ==========        =========

                                   SCHEDULE II

Designated Trust:

       EIX Trust II

Title of Designated Securities:

     8.60% Cumulative Quarterly Income Preferred Securities, Series B (QUIPSSM) (Liquidation Amount $25 per Preferred Security)

Aggregate liquidation amount:

     Firm Designated Securities:          $300,000,000
     Optional Designated Securities:        up to $45,000,000


Price to public:

     100% of the liquidation amount of the Designated Securities

Purchase price to Underwriters:

     100% of the liquidation amount of the Designated Securities

Underwriters' compensation:

       As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount equal to $0.7875 per Designated Security for the Designated Securities to be delivered at each Time of Delivery.



Specified funds for payment of purchase price:

       Federal (same day) Funds


Accountants' letter to be delivered on date of Pricing Agreement:

       Yes


Trust Agreement:

       Amended and Restated Trust Agreement dated as of October 29, 1999 among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Regular Trustees named therein and the several Holders of Trust Securities

Designated Guarantee:

       Guarantee Agreement dated as of October 29, 1999 between the Company and The Chase Manhattan Bank, as Trustee

Designated Subordinated Debentures:

       $309,278,400 aggregate principal amount ($355,670,200 aggregate principal amount, if all of the Optional Designated Securities are purchased) of 8.60% Subordinated Deferrable Interest Notes, Series B, due October 29, 2029

Maturity:

       October 29, 2029 (subject to (i) extension to a date not later than October 29, 2048 and (ii) shortening to a date not earlier than October 29, 2014)

Interest rate:

       8.60% per annum

Interest payment dates:

       November 30, February 28, May 31 and August 31 of each year, commencing on November 30, 1999.

Extension period:

       20 quarters

Redemption provisions:

       Set forth in Section 4.2 of the Trust Agreement

Sinking fund provisions:

       No sinking fund provisions

Exchange for Designated Securities:

       The Subordinated Debentures may be delivered in exchange for the Designated Securities as provided in the Trust Agreement

Time of Delivery:

       10:00 a.m., New York City time
       October 29, 1999

Closing location for delivery of Designated Securities:

       Latham & Watkins
       633 West Fifth Street, Suite 4000
       Los Angeles, California  90071

Names and addresses of Representatives:

       Goldman, Sachs & Co.
       A.G. Edwards & Sons, Inc.
       Lehman Brothers Inc.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       Morgan Stanley & Co. Incorporated
       PaineWebber Incorporated
       Prudential Securities Incorporated
       Salomon Smith Barney Inc.

       c/o Goldman, Sachs & Co.
       85 Broad Street
       New York, New York  10004




                              EDISON INTERNATIONAL
                                       TO
                            THE CHASE MANHATTAN BANK,
                                   AS TRUSTEE

                          SUPPLEMENTAL INDENTURE NO. 2

                          Dated as of October 29, 1999

                                  $355,670,200

                  8.60% Subordinated Deferrable Interest Notes,
                                    Series B

                              EDISON INTERNATIONAL

                                  $355,670,200

                  8.60% Subordinated Deferrable Interest Notes,
                                    Series B

                          SUPPLEMENTAL INDENTURE NO. 2

     SUPPLEMENTAL INDENTURE No. 2, dated as of October 29, 1999, between Edison International, a California corporation (the "Corporation"), and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").


                                    RECITALS

     The Corporation and the Trustee have heretofore executed a Subordinated Indenture, dated as of July 26, 1999 (the "Subordinated Indenture"), providing for the issuance from time to time of series of the Corporation's Securities.

     Section 301 of the Subordinated Indenture provides for various matters with respect to any series of Securities issued under the Subordinated Indenture to be established in an indenture supplemental to the Subordinated Indenture.

     Section 901 of the Subordinated Indenture provides for the Corporation and the Trustee to enter into an indenture supplemental to the Subordinated Indenture to establish the form or terms of Securities of any series as provided by Sections 201 or 301 of the Subordinated Indenture.

     For and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Holders of the Securities of such series, as follows:

                                    ARTICLE I

                       RELATION TO INDENTURE; DEFINITIONS

     Section 1.1 This Supplemental Indenture No. 2 constitutes an integral part of the Subordinated Indenture.

     Section 1.2 For all purposes of this Supplemental Indenture No. 2, except as otherwise expressly provided or unless the context otherwise requires:

     (1) capitalized terms used herein without definition shall have the meanings specified in the Subordinated Indenture or in the Trust Agreement, as the case may be;

     (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

     (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Supplemental Indenture No. 2; and

     (6) the words "herein", "hereof', "hereunder" and other words of similar import refer to this Supplemental Indenture No. 2 as a whole and not to any particular Article, Section or other subdivision.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Series B Securities the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum as specified in Section 2.5 hereof. Whenever in the Subordinated Indenture, this Supplemental Indenture No. 2 or the Series B Securities there is a reference in any context to the payment of interest on the Series B Securities, such mention shall be deemed to include mention of the payments of the Additional Interest to the extent that Additional Interest is payable on the Series B Securities and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

     "Additional Sums" shall have the meaning specified in Section 2.9 hereof.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which EIX Trust II has become subject from time to time as a result of a Tax Event.

     "Allocable Amounts," when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Corporation or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior

Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness by its terms is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Extension Period" shall have the meaning specified in Section 2.6 hereof.

     "Indebtedness" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the date of this Supplemental Indenture No. 2 or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and
(vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends and operating lease payments of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Interest Payment Date" shall have the meaning specified in Section 2.5 hereof.

     "Investment Company Act Event" means that EIX Trust II shall have received an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in the interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that EIX Trust II is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after October 22, 1999.

     "junior securities" shall have the meaning specified in Section 3.15 hereof.

     "Moody's" means Moody's Investors Service, Inc.

     "Proceeding" shall have the meaning specified in Section 3.2 hereof.

     "Regular Record Date" means, for the interest payable on any Interest Payment Date, (i) in the case of Series B Securities represented by one or more Global Securities, the Business Day next preceding such Interest Payment Date and (ii) in the case of Series B Securities not represented by one or more Global Securities, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Senior Indebtedness" means, with respect to the Series B Securities, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation, whether or not such claim for post-petition interest is allowed in such proceeding), on Indebtedness of the Corporation, whether incurred on or prior to the date of this Supplemental Indenture No. 2 or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Series B Securities or to other Indebtedness which is pari passu with, or subordinated to, the Series B Securities; provided, however, that Senior Indebtedness shall not include (a) any Indebtedness of the Corporation which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Corporation, (b) any Indebtedness of the Corporation to any of its subsidiaries, (c) any Indebtedness of the Corporation to any of its employee not incurred in the ordinary course of business, or (d) any Series B Securities.

     "Series B Securities" shall have the meaning specified in Section 2.1 hereof.

     "Special Event" means an Investment Company Act Event or a Tax Event.

     "Subordinated Payment" shall have the meaning specified in Section 3.2 hereof.

     "Tax Event" means the receipt by EIX Trust II of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, whether or not such pronouncement or judicial decision is issued to or in connection with a proceeding involving the Corporation or EIX Trust II or is subject to review or appeal, which amendment or change is effective or which pronouncement or decision is announced on or after October 22, 1999 there is more than an insubstantial risk that (i) EIX Trust II is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Series B Securities, (ii) interest payable by the Corporation or original issue discount accruing on the Series B Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) EIX Trust II is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a minimal amount of other taxes, duties or other governmental charges.

     "Trust Agreement" means that certain Amended and Restated Trust Agreement, dated as of October 29, 1999, among the Corporation, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Regular Trustees named therein.

                                    ARTICLE 2

                            THE SERIES OF SECURITIES

     Section 2.1 Title of the Series B Securities. There shall be a series of Securities designated the "8.60% Subordinated Deferrable Interest Notes, Series B" (the "Series B Securities").

     Section 2.2 Limitation on Aggregate Principal Amount; Date of Series B Securities. The aggregate principal amount of the Series B Securities shall be limited to $355,670,200. Each Series B Security shall be dated the date of its authentication.

     Section 2.3 Principal Payment Date. Subject to Section 2.4 hereof, the principal amount of the Series B Securities Outstanding (together with any accrued and unpaid interest (including any Additional Interest) thereon) shall be payable in a single installment on October 29, 2029.

     Section 2.4 Shortening or Extension of Stated Maturity. The Corporation shall have the right to (a) shorten the Stated Maturity of the principal of the Series B Securities at any time to any date not earlier than October 29, 2014, and (b) extend the Stated Maturity of the principal of the Series B Securities at any time at its election for one or more periods, but in no event to a date later than October 29, 2048; provided that, any election by the Corporation to extend the Stated Maturity of the principal of the Series B Securities pursuant to clause (b) above and any extension pursuant to such election, in each case, shall be effective only if (i) the Corporation is not in bankruptcy, otherwise insolvent or in liquidation, (ii) the Corporation is not in default in the payment of any interest or principal on the Series B Securities, (iii) EIX Trust II is not in arrears on payments of Distributions on the Preferred Securities,
(iv) no deferred Distributions are accumulated on the Preferred Securities and
(v) the Series B Securities are rated not less than BBB- by S&P or Baa3 by Moody's, or the equivalent by any successor nationally recognized statistical rating organization. In the event the Corporation elects to shorten or extend the Stated Maturity of the Series B Securities, it shall give notice to the Trustee, no less than 30 and no more than 60 days prior to the effectiveness thereof. The Trustee shall give notice of such shortening or extension to the Holders promptly upon receipt.

     Section 2.5 Interest and Interest Rates. The rate of interest on each Series B Security shall be 8.60% per annum, accruing from October 29, 1999 and, subject to Section 2.6 hereof, interest shall be payable, quarterly in arrears, on November 30, February 28, May 31 and August 31 of each year (each such date, an "Interest Payment Date"), commencing November 30, 1999. The rate of any Additional Interest that shall accrue on each Series B Security shall be the same rate per annum. The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For any period of less than a full month, interest payable shall reflect interest on the Series B Securities computed on the basis of the actual number of elapsed days based on a month of 30 days in a 360-day year. In the event that any date on which interest is payable on a Series B Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Series B Security is registered in the Security Register at the close of business on the Regular Record Date for such interest installment. The interest so payable on any Series B Security which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name such Series B Security is registered in the Security Register at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series B Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Subordinated Indenture.

     Section 2.6 Extension of Interest Payment Period. (a) So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series B Securities, from time to time, to defer the payment of interest on the Series B Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series B Securities (as shortened or extended pursuant to Section 2.4 hereof). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series B Securities (together with Additional Interest thereon, if any, at the annual rate of 8.60%, compounded quarterly, to the extent permitted by applicable law).

     (b) During any Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series B Securities or (iii) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series B Securities; provided, however, that the Corporation may (A) declare dividends in, or make distributions in, shares of its common stock, (B) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (C) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan.

     (c) Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of this Supplemental Indenture No. 2 or the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series B Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of this Section 2.6. No interest shall be due and payable during an Extension Period, except at the end thereof.

     (d) The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (i) the next Distribution Date relating to the Preferred Securities or (ii) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series B Securities.

     Section 2.7 Place of Payment. The Place of Payment where the Series B Securities may be presented or surrendered for payment, where the Series B Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Series B Securities and the Subordinated Indenture may be served shall be the Corporate Trust Office of the Trustee.

     Section 2.8 Redemption. (a) At any time on or after October 29, 2004, the Corporation may, at its option, subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem the Series B Securities in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount thereof plus the accrued and unpaid interest, including Additional Interest, if any, to the date fixed for redemption; provided, however, that no partial redemption may occur during any Extension Period; provided, further, that the Series B Securities shall be subject to partial redemption only in the amount of $25 or integral multiples thereof.

     (b) If a Special Event in respect of EIX Trust II shall occur and be continuing, the Corporation may, at its option, redeem the Series B Securities within 90 days of the occurrence of such Special Event, in whole but not in part, subject to the provisions of Article XI of the Subordinated Indenture. The redemption price for any Series B Security so redeemed shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the date fixed for redemption.

     Section 2.9 Additional Sums. During the continuance of a Tax Event, if the Corporation has not elected to redeem the Series B Securities pursuant to

Section 2.8 hereof or terminate EIX Trust II pursuant to Section 9.2(b) of the Trust Agreement, the Corporation shall pay to EIX Trust II (and its permitted successors or assigns under the Trust Agreement) for so long as EIX Trust II (or its permitted successor or assignee) is the registered holder of the Series B Securities, such additional amounts as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by EIX Trust II on the Preferred Securities and the Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in the Subordinated Indenture, the Series B Securities or this Supplemental Indenture No. 2 there is a reference in any context to the payment of principal of, premium, if any, or interest on the Series B Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this Section 2.9 to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this Section 2.9 and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 2.6 hereof or the Series B Securities shall not defer the payment of any Additional Sums that may be due and payable.

     Section 2.10 Exchange. At any time, the Corporation may terminate EIX Trust II and cause the Series B Securities to be distributed to Holders of the Trust Securities in liquidation of EIX Trust II

     Section 2.11 Denomination. The Series B Securities shall be in registered form without coupons and shall be issuable in denominations of $25 and integral multiples thereof.

     Section 2.12 Currency. Principal and interest and other amounts payable on the Series B Securities shall be payable in -------------------------- United States dollars.

     Section 2.13 Form of Series B Securities. The Series B Securities shall be substantially in the form attached as Exhibit A hereto.

     Section 2.14 Securities Registrar and Paying Agent; Unclaimed Amounts. The Trustee shall initially serve as Security Registrar and Paying Agent. Any amount paid to the Trustee or any Paying Agent, or held in trust by the Corporation, for payments on any Series B Security, that remains unclaimed at the end of two years after such amount is due will be repaid to the Corporation.

     Section 2.15 No Sinking Fund Obligations. The Corporation has no obligation to redeem or purchase any Series B Securities pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

     Section 2.16 Additional Covenants. The Corporation covenants and agrees with each Holder of Series B Securities that it shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by it that rank pari passu with or junior in interest to the Series B Securities or (c) make any guarantee payments with respect to any guarantee by the Corporation if such guarantee ranks pari passu with or junior in interest to the Series B Securities, if at such time, in each case, (i) there shall have occurred any event of which the Corporation has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Series B Securities and (B) in respect of which the Corporation has not taken reasonable steps to cure, (ii) if the Series B Securities are held by EIX Trust II, the Corporation shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities or (iii) the Corporation shall have given notice of its election to begin an Extension Period with respect to the Series B Securities as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing; provided, however, that the Corporation may (1) declare dividends in, or make distributions in, shares of its common stock, (2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan or (4) make payments under the Guarantee relating to the Preferred Securities.

     The Corporation also covenants with each Holder of Series B Securities issued to EIX Trust II (i) to maintain directly or indirectly 100% ownership of the common securities of EIX Trust II; provided, however, that any permitted successor of the Corporation hereunder or under the Subordinated Indenture may succeed to the Corporation's ownership of such common securities, (ii) not to voluntarily terminate, wind-up or liquidate EIX Trust II, except (a) in connection with a distribution of the Series B Securities to the holders of Preferred Securities in liquidation of EIX Trust II or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause EIX Trust II to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

     Section 2.17 Consolidation, Merger, Conveyance, Transfer or Lease. In addition to the requirements set forth in Section 801 of the Subordinated Indenture, the Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless (a) in case the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Corporation substantially as an entirety shall expressly assume, by an indenture supplemental to the

Subordinated Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all obligations of the Corporation under (i) the Guarantee relating to the Preferred Securities and (ii) the Expense Agreement and (b) such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement and the Guarantee relating to the Preferred Securities and does not give rise to any breach or violation of the Trust Agreement or the Guarantee relating to the Preferred Securities.

     Section 2.18 Supplemental Indentures With Consent of Holders. Notwithstanding anything to the contrary in Article IX of the Subordinated Indenture, so long as any of the Preferred Securities remains outstanding, (a) without the prior consent of the Holders of a majority aggregate Liquidation Amount of the Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Series B Securities and all accrued and, subject to Section 307 of the Subordinated Indenture, unpaid interest (including any Additional Interest) thereon have been paid in full (i) no supplemental indenture shall be made that adversely affects the Holders of the Preferred Securities in any material respect, (ii) no termination of the Subordinated Indenture shall occur, and (iii) no waiver of any Event of Default or compliance with any covenant under the Subordinated Indenture shall be effective, and (b) no amendment shall be made to Article 3 of this Supplemental Indenture No. 2 that would impair the rights of the Holders of Preferred Securities provided therein without the prior consent of the Holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Series B Securities and all accrued and, subject to Section 307 of the Subordinated Indenture, unpaid interest (including any Additional Interest) thereon have been paid in full.

     Section 2.19 Certain Rights of Holders of Preferred Securities. Notwithstanding anything to the contrary in the Subordinated Indenture, in the case of the Series B Securities, so long as any of the Preferred Securities remains outstanding:

     (a) if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities fail to declare the principal of all the Series B Securities to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Series B Securities shall become immediately due and payable; provided, however, that the payment of principal and interest (including any Additional Interest) on the Series B Securities shall remain subordinated to the extent provided in this Supplemental Indenture No. 2 notwithstanding that such amount shall become immediately due and payable as herein provided;

     (b) the Holders of not less than a majority in aggregate Liquidation Amount of the Preferred Securities then outstanding shall also have the right to rescind and annul any declaration of acceleration with respect to the Series B Securities and its consequences by written notice to the Corporation and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) of Section 502 of the Subordinated Indenture;

     (c) any Holder of the Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 501(1) or 501(2) of the Subordinated Indenture, to institute a suit directly against the Corporation for enforcement of payment to such Holder of principal of (premium, if any) and, subject to Section 307 of the Subordinated Indenture, interest (including any Additional Interest) on the Series B Securities having a principal amount equal to the aggregate Liquidation Amount of such Preferred Securities held by such Holder;

     (d) the Holders of the Preferred Securities shall have the rights afforded to the Holders of the Series B Securities pursuant to Sections 509, 510 and 511 of the Subordinated Indenture; and

     (e) the Holders of not less than a majority in aggregate Liquidation Amount of Preferred Securities may waive any past default under the Subordinated Indenture and its consequences with respect to the Series B Securities, except as specified in clauses (1) and (2) of Section 513 of the Subordinated Indenture with respect to the Holders of not less than a majority in principal amount of the Outstanding Series B Securities; any such waiver shall be deemed to be on behalf of all Holders of Preferred Securities.

     Section 2.20 Agreed Tax Treatment. Each Series B Security shall provide that the Corporation and, by its acceptance of a Series B Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Series B Security agree that for United States federal, state and local tax purposes it is intended that such Series B Security constitute indebtedness.

                                    ARTICLE 3

                      SUBORDINATION OF SERIES B SECURITIES

     Section 3.1 Subordination. Notwithstanding anything to the contrary in the Subordinated Indenture, the Corporation covenants and agrees, and each Holder of a Series B Security, by its acceptance thereof likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article 3, the indebtedness represented by the Series B Securities and the payment of the principal of and any premium and interest (including Additional Interest) on each and all of the Series B Securities are subordinate in right of payment to the prior payment in full of all Senior Indebtedness.

     Section 3.2 Payment Over of Proceeds Upon Dissolution, Etc. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, dissolution, winding up, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Indebtedness of the Corporation shall be entitled to receive payment in full of all Allocable Amounts of such Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation before the Holders of the Series B Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Corporation (including any Series B Securities), subordinated to the payment of the Series B Securities, such payment or distribution being hereinafter referred to as a "Subordinated Payment"), on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Series B Securities or on account of the purchase or other acquisition of Series B Securities by the Corporation and to that end the holders of Senior Indebtedness of the Corporation shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Subordinated Payment, which may be payable or deliverable in respect of the Series B Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section 3.2, the Trustee or the Holder of any Series B Security shall have received any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, including any Subordinated Payment, before all Allocable Amounts of all Senior Indebtedness of the Corporation are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Corporation for application to the payment of all Allocable Amounts of all Senior Indebtedness of the Corporation remaining unpaid, to the extent necessary to pay all Allocable Amounts of all Senior Indebtedness of the Corporation in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Corporation.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Corporation, as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness of the Corporation to substantially the same extent as the Series B Securities are so subordinated as provided in this Article. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Section 2.17 hereof and the

Subordinated Indenture shall not be deemed a Proceeding for the purposes of this
Section if the Person formed by such consolidation or into which the Corporation is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Section 2.17 hereof and the Subordinated Indenture.

     Section 3.3 Prior Payment to Senior Indebtedness Upon Acceleration of Series B Securities. In the event that any Series B Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness of the Corporation outstanding at the time such Series B Securities so become due and payable shall be entitled to receive payment in full of all Allocable Amounts due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, before the Holders of the Series B Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Subordinated Payment) by the Corporation on account of the principal of (or premium, if any) or interest (including any Additional Interest) on the Series B Securities or on account of the purchase or other acquisition of Series B Securities by the Corporation.

     In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the Trustee or the Holder of any Series B Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Corporation.

     The provisions of this Section shall not apply to any payment with respect to which Section 3.2 would be applicable.

     Section 3.4 No Payment When Senior Indebtedness in Default. (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness of the Corporation or in the event that any event of default with respect to any Senior Indebtedness of the Corporation shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Subordinated Payment), shall be made by the Corporation on account of principal of (or premium, if any) or interest (including any Additional Interest), if any, on the Series B Securities or on account of the purchase or other acquisition of the Series B Securities by the Corporation, in each case unless and until all Allocable Amounts of such Senior Indebtedness are paid in full.

     In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the Trustee or the Holder of any Series B Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Corporation.

     The provisions of this Section shall not apply to any payment with respect to which Section 3.2 would be applicable.

     Section 3.5 Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Supplemental Indenture No. 2, the Subordinated Indenture or in any Series B Security shall prevent (a) the Corporation at any time except during the pendency of any Proceeding with respect to it referred to in Section 3.2 or under the conditions described in Sections 3.3 and 3.4, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Series B Securities, or (b) the application by the Trustee of any money deposited with it under this Supplemental Indenture No. 2 or the Subordinated Indenture to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Series B Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     Section 3.6 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness of the Corporation or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, the Holders of the Series B Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Corporation which by its express terms is subordinated to Senior Indebtedness of the Corporation to substantially the same extent as the Series B Securities are subordinated to the Senior Indebtedness of the Corporation and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Corporation until the principal of (and premium, if any) and interest on the Series B Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Corporation of any cash, property or securities to which the Holders of the Series B Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Corporation by Holders of the Series B Securities or the Trustee, shall, as among the Corporation, its creditors other than holders of its Senior Indebtedness, and the Holders of the Series B Securities, be deemed to be a payment or distribution by the Corporation to or on account of its Senior Indebtedness.

     Section 3.7 Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Series B Securities on the one hand and the holders of Senior Indebtedness of the Corporation on the other hand. Nothing contained in this Article or elsewhere in this Supplemental Indenture No. 2, the Subordinated Indenture or in the Series B Securities is intended to or shall (a) impair, as between the Corporation and the Holders of the Series B Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the Holders of the Series B Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Series B Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Corporation of the Holders of the Series B Securities and creditors of the Corporation other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Series B Security from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Indenture including, without limitation, filing and voting claims in any Proceeding with respect to the Corporation, subject to the rights, if any, under this Article of the holders of Senior Indebtedness with respect to the Corporation to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Section 3.8 Trustee to Effectuate Subordination. Each Holder of a Series B Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     Section 3.9 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness with respect to the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Supplemental Indenture No. 2, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness with respect to the Corporation may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Series B Securities, without incurring responsibility to the Holders of the Series B Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Series B Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness with respect to the Corporation or otherwise amend or supplement in any manner Senior Indebtedness with respect to the Corporation or any instrument evidencing the same or any agreement under which Senior

Indebtedness with respect to the Corporation is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness with respect to the Corporation; (iii) release any Person liable in any manner for the collection of Senior Indebtedness with respect to the Corporation; and (iv) exercise or refrain from exercising any rights against the Corporation and any other Person.

     Section 3.10 Notice to Trustee. The Corporation shall each give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment to or by the Trustee in respect of the Series B Securities. Notwithstanding the provisions of this Article or any other provision of this Supplemental Indenture No. 2 or the Subordinated Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Series B Securities, unless and until the Trustee shall have received written notice thereof from the Corporation or a holder of Senior Indebtedness thereof or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof or under the Subordinated Indenture any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Series B Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 601 of the Subordinated Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness of the Corporation (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Corporation to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Corporation held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 3.11 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Corporation referred to in this Article, the Trustee, subject to the provisions of Section 601 of the Subordinated Indenture, and the Holders of the Series B Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 3.12 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee, in its capacity as trustee under the Subordinated Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Corporation and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Series B Securities or to the Corporation or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Corporation shall be entitled by virtue of this Article or otherwise.

     Section 3.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Corporation which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness, and nothing in this Supplemental Indenture No. 2 or the Subordinated Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall be construed to apply to claims of the Trustee or any predecessor Trustee under
Section 506 or 607 of the Subordinated Indenture.

     Section 3.14 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Corporation and be then acting under this Supplemental Indenture No. 2 or the Subordinated Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

     Section 3.15 Certain Conversions or Exchanges Deemed Payment. For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Series B Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including any Additional Interest) on Series B Securities or on account of the purchase or other acquisition of Series B Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Series B Security shall be deemed to constitute payment on account of the principal of such Series B Security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Corporation and (ii) securities of the Corporation which are subordinated in right of payment to all Senior Indebtedness thereof which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Series B Securities are so subordinated as provided in this Article.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

     Section 4.1 The Subordinated Indenture, as supplemented and amended by this Supplemental Indenture No. 2, is in all respects hereby adopted, ratified and confirmed.

     Section 4.2 This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 4.3 Nothing in this Supplemental Indenture No. 2, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness of the Corporation, the Holders of the Series B Securities and, to the extent expressly provided herein, the Holders of the Preferred Securities, any benefit or legal or equitable right, remedy or claim under this Supplemental Indenture No. 2 or the Subordinated Indenture.

     Section 4.4 THIS SUPPLEMENTAL INDENTURE NO. 2 AND EACH SERIES B SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT THAT THE RIGHTS, DUTIES, INDEMNITIES AND IMMUNITIES OF THE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed, as of the day and year first written above.

                                        EDISON INTERNATIONAL


                                        By:    Mary C. Simpson
                                        Name:  Mary C. Simpson
                                        Title: Assistant Treasurer



Attest:

Kenneth S. Stewart
Kenneth S. Stewart

                                        THE CHASE MANHATTAN BANK,
                                        as Trustee


                                        By:Alfia Monastra
                                           Alfia Monastra
                                           Authorized Signatory

                                    EXHIBIT A

                       [FORM OF FACE OF SERIES B SECURITY]

     [IF THE SERIES B SECURITY IS TO BE A GLOBAL SECURITY - This Series B Security is a Global Security within the meaning of the Subordinated Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Series B Security is exchangeable for Series B Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Subordinated Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.]


                              EDISON INTERNATIONAL

                  8.60% Subordinated Deferrable Interest Notes,

                                    Series B

No. ___________                                                             $
                                                         CUSIP No. 281020 AC 1

     EDISON INTERNATIONAL, a corporation organized and existing under the laws of the State of California (hereinafter called the "Corporation," which term includes any successor Person under the Subordinated Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ___________ Dollars on October 29, 2029. The Corporation further promises to pay interest on said principal sum from October 29, 1999 or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on November 30, February 28, May 31 and August 31 of each year (each such date, an "Interest Payment Date"), commencing November 30, 1999, at the rate of 8.60% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 8.60% per annum, compounded quarterly. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of elapsed days based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Series B Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest installment. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series B Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Securities may be listed or traded, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series B Securities, from time to time, to defer the payment of interest on the Series B Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series B Securities (as shortened or extended pursuant to the Subordinated Indenture). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series B Securities (together with Additional Interest thereon, if any, at the annual rate of 8.60% compounded quarterly, to the extent permitted by applicable law). During any Extension Period, the Corporation shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series B Securities or (c) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series B Securities; provided, however, that the Corporation may
(1) declare dividends in, or make distributions in, shares of its common stock,
(2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan. Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series B Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of the Subordinated Indenture. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (y) the next Distribution Date relating to the Preferred Securities or (z) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series B Securities.

     Payment of the principal of (and premium, if any) and any such interest on this Series B Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Series B Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Series B Security shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated at Date of Authentication:               EDISON INTERNATIONAL


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:
Attest:


--------------------------------------


This is one of the Series B Securities referred to in the within mentioned Subordinated Indenture.

Dated:   October 29, 1999
                                                THE CHASE MANHATTAN BANK,
                                                as Trustee


                                                By:
                                                    ---------------------------
                                                     Authorized Signatory

                     [FORM OF REVERSE OF SERIES B SECURITY]

     This Series B Security is one of a duly authorized issue of securities of the Corporation, issued and to be issued in one or more series under the Subordinated Indenture, dated as of July 26, 1999, as amended (herein called the "Subordinated Indenture"), among the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture (including all indentures supplemental thereto) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Series B Securities, and of the terms upon which the Series B Securities are, and are to be, authenticated and delivered. This Series B Security is one of the series designated on the face hereof, limited in aggregate principal amount to $355,670,200.

     All terms used in this Series B Security that are defined in the Subordinated Indenture or in the Amended and Restated Trust Agreement, dated as of October 29, 1999 (the "Trust Agreement"), for EIX Trust II among the Corporation, as Depositor, and the Property Trustee and the other trustees named therein, shall have the meanings assigned to them in the Subordinated Indenture or the Trust Agreement, as the case may be.

     The Corporation may at any time, at its option, on or after October 29, 2004, and subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem this Series B Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount hereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     Upon the occurrence and continuance of a Special Event in respect of EIX Trust II, the Corporation may, at its option, at any time within 90 days of the occurrence of such Special Event, redeem this Series B Security, in whole but not in part, subject to the provisions of the Subordinated Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     The Subordinated Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Series B Security upon compliance by the Corporation with certain conditions set forth in the Subordinated Indenture.

     If an Event of Default with respect to the Series B Securities shall occur and be continuing, the principal of the Series B Securities may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture.

     The indebtedness evidenced by this Series B Security is, to the extent provided in the Subordinated Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation, and this Series B Security is issued subject to the provisions of the Subordinated Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Subordinated Indenture by each holder of Senior Indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Subordinated Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Series B Securities, with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Subordinated Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series B Security and of any Series B Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series B Security.

     As provided in and subject to the provisions of the Subordinated Indenture, if an Event of Default with respect to Series B Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities may declare the principal amount of all the Series B Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities fail to declare the principal of all the Series B Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Series B Securities shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Series B Securities shall remain subordinated to the extent provided in the Subordinated Indenture.

     No reference herein to the Subordinated Indenture and no provision of this Series B Security or of the Subordinated Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal and interest on this Series B Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable in the Securities Register, upon surrender of this Series B Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Series B Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Series B Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Series B Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Corporation and, by its acceptance of this Series B Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Series B Security agree that for United States federal, state and local tax purposes it is intended that this Series B Security constitute indebtedness.

     The Series B Securities shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.






                              AMENDED AND RESTATED


                                 TRUST AGREEMENT


                                      among


                              EDISON INTERNATIONAL


                                  as Depositor,


                            THE CHASE MANHATTAN BANK,


                              as Property Trustee,


                         CHASE MANHATTAN BANK DELAWARE,


                              as Delaware Trustee,


                       THE REGULAR TRUSTEES NAMED HEREIN,


                                       and

                     THE SEVERAL HOLDERS, AS DEFINED HEREIN

                          Dated as of October 29, 1999




                                  EIX TRUST II

                                  EIX TRUST II

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture Act Section                                  Trust Agreement
---------------------------                                       Section
                                                             ------------------
(S) 310 (a)(1)            .................................. 8.7
          (a)(2)          .................................. 8.7
          (a)(3)          .................................. 8.9
          (a)(4)          .................................. 2.7(a)(ii)
          (b)             .................................. 8.8
(S) 311 (a)               .................................. 8.13
          (b)             .................................. 8.13
(S) 312 (a)               .................................. 5.7
          (b)             .................................. 5.7
          (c)             .................................. 5.7
(S) 313 (a)               .................................. 8.14(a)
          (a)(4)          .................................. 8.14(b)
          (b)             .................................. 8.14(b)
          (c)             .................................. 10.8
          (d)             .................................. 8.14(c)
(S) 314 (a)               .................................. 8.15
          (b)             .................................. Not Applicable
          (c)(1)          .................................. 8.16
          (c)(2)          .................................. 8.16
          (c)(3)          .................................. Not Applicable
          (d)             .................................. Not Applicable
          (e)             .................................. 1.1, 8.16
(S) 315 (a)               .................................. 8.1(a), 8.3(a)
          (b)             .................................. 8.2, 10.8
          (c)             .................................. 8.1(a)
          (d)             .................................. 8.1, 8.3
          (e)             .................................. Not Applicable
(S) 316 (a)               .................................. Not Applicable
          (a)(1)(A)       .................................. Not Applicable
          (a)(1)(B)       .................................. Not Applicable
          (a)(2)          .................................. Not Applicable
          (b)             .................................. 5.14
          (c)             .................................. 6.7
(S) 317 (a)(1)            .................................. Not Applicable
          (a)(2)          .................................. Not Applicable
          (b)             .................................. 5.9
(S) 318 (a)               .................................. 10.10

     Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS


ARTICLEI DEFINED TERMS                                                        1
SECTION 1.1.   Definitions....................................................1

ARTICLE II ESTABLISHMENT OF THE TRUST                                        10
SECTION 2.1.   Name..........................................................10

SECTION 2.2.   Office of the Delaware Trustee;
               Principal Place of Business...................................10

SECTION 2.3.   Organizational Expenses.......................................10

SECTION 2.4.   Issuance of the Preferred Securities..........................11

SECTION 2.5.   Issuance of the Common Securities; Subscription

               and Purchase of Notes.........................................11

SECTION 2.6.   Declaration of Trust..........................................12

SECTION 2.7.   Authorization to Enter into Certain Transactions..............12

SECTION 2.8.   Assets of Trust...............................................16

SECTION 2.9.   Title to Trust Property.......................................16

ARTICLE III PAYMENT ACCOUNT                                                  16
SECTION 3.1.   Payment Account...............................................16

ARTICLE IV DISTRIBUTIONS; REDEMPTION                                         16
SECTION 4.1.   Distributions.................................................16

SECTION 4.2.   Redemption....................................................17

SECTION 4.3.   Subordination of Common Securities............................20

SECTION 4.4.   Payment Procedures............................................20

SECTION 4.5.   Tax Returns and Reports.......................................21

SECTION 4.6.   Payment of Taxes, Duties, Etc. of the Trust...................21

SECTION 4.7.   Payments under Indenture or Pursuant to Direct Actions........21

ARTICLE V TRUST SECURITIES CERTIFICATES                                      21
SECTION 5.1.   Initial Ownership.............................................21

SECTION 5.2.   Trust Securities Certificates.................................21

SECTION 5.3.   Execution and Delivery of Trust Securities Certificates.......22

SECTION 5.4.   Registration of Transfer and Exchange of
               Preferred Securities Certificates.............................22

SECTION 5.5.   Mutilated, Destroyed, Lost or Stolen Trust
               Securities Certificates.......................................23

SECTION 5.6.   Persons Deemed Securityholders................................23

SECTION 5.7.   Access to List of Securityholders'Names and Addresses.........23

SECTION 5.8.   Maintenance of Office or Agency...............................24

SECTION 5.9.   Appointment of Paying Agent...................................24

SECTION 5.10.  Ownership of Common Securities by Depositor...................25

SECTION 5.11.  Book-Entry Preferred Securities Certificates;

               Common Securities Certificate.................................25

SECTION 5.12.  Notices to Clearing Agency....................................26

SECTION 5.13.  Definitive Preferred Securities Certificates..................26

SECTION 5.14.  Rights of Securityholders.....................................27

ARTICLE VI ACTS OF SECURITYHOLDERS; MEETINGS; VOTING                         29
SECTION 6.1.   Limitations on Voting Rights..................................29

SECTION 6.2.   Notice of Meetings............................................30

SECTION 6.3.   Meetings of Preferred Securityholders.........................30

SECTION 6.4.   Voting Rights.................................................30

SECTION 6.5.   Proxies, etc..................................................31

SECTION 6.6.   Securityholder Action by Written Consent......................31

SECTION 6.7.   Record Date for Voting and Other Purposes.....................31

SECTION 6.8.   Acts of Securityholders.......................................31

SECTION 6.9.   Inspection of Records.........................................32

ARTICLE VII REPRESENTATIONS AND WARRANTIES                                   33
SECTION 7.1.   Representations and Warranties of the Property
               Trustee and the Delaware Trustee..............................33

SECTION 7.2.   Representations and Warranties of Depositor...................33

ARTICLE VIII THE TRUSTEES                                                    34
SECTION 8.1.   Certain Duties and Responsibilities...........................34

SECTION 8.2.   Certain Notices...............................................35

SECTION 8.3.   Certain Rights of Property Trustee............................36

SECTION 8.4.   Not Responsible for Recitals or Issuance of Securities........38

SECTION 8.5.   May Hold Securities...........................................38

SECTION 8.6.   Compensation; Indemnity; Fees.................................38

SECTION 8.7.   Corporate Property Trustee Required; Eligibility of Trustees..39

SECTION 8.8.   Conflicting Interests.........................................40

SECTION 8.9.   Co-Trustees and Separate Trustee..............................40

SECTION 8.10.  Resignation and Removal; Appointment of Successor.............41

SECTION 8.11.  Acceptance of Appointment by Successor........................43

SECTION 8.12.  Merger, Conversion, Consolidation or Succession to Business...43

SECTION 8.13.  Preferential Collection of Claims Against Depositor or Trust..43

SECTION 8.14.  Reports by Property Trustee...................................44

SECTION 8.15.  Reports to the Property Trustee...............................45

SECTION 8.16.  Evidence of Compliance with Conditions Precedent..............45

SECTION 8.17.  Number of Trustees............................................45

SECTION 8.18.  Delegation of Power...........................................46

SECTION 8.19.  Delaware Trustee..............................................46

ARTICLE IX TERMINATION, LIQUIDATION AND MERGER                               46
SECTION 9.1.   Termination Upon Expiration Date..............................46

SECTION 9.2.   Early Termination.............................................46

SECTION 9.3.   Termination...................................................47

SECTION 9.4.   Liquidation...................................................47

SECTION 9.5.   Mergers, Consolidations, Amalgamations or

               Replacements of the Trust.....................................49

ARTICLE X MISCELLANEOUS PROVISIONS                                           50
SECTION 10.1.  Limitation of Rights of Securityholders.......................50

SECTION 10.2.  Amendment.....................................................50

SECTION 10.3.  Separability..................................................51

SECTION 10.4.  Governing Law.................................................51

SECTION 10.5.  Payments Due on Non-Business Day..............................51

SECTION 10.6.  Successors....................................................52

SECTION 10.7.  Headings......................................................52

SECTION 10.8.  Reports, Notices and Demands..................................52

SECTION 10.9.  Agreement Not to Petition.....................................53

SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act........53

SECTION 10.11. Acceptance of Terms of Trust Agreement,
               Guarantee and Indenture.......................................53

     AMENDED AND RESTATED TRUST AGREEMENT, dated as of October 29, 1999, among
(i) EDISON INTERNATIONAL, a California corporation (including any successors or assigns, the "Depositor"), (ii) THE CHASE MANHATTAN BANK, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), (iv) Thomas M. Noonan, Mary C. Simpson and George T. Tabata, each an officer of the Depositor, as regular trustees (the "Regular Trustees") (the Property Trustee, the Delaware Trustee and the Regular Trustees referred to collectively as the "Trustees") and
(v) the several Holders, as hereinafter defined.

                                   WITNESSETH

     WHEREAS, the Depositor, the Property Trustee and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of June 30, 1999 (the "Original Trust Agreement"), and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on June 30, 1999, attached as Exhibit A; and

     WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Notes and (iv) the appointment of the Regular Trustees;

                  NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     Section 1.1 Definitions.

     For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 6.8.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Supplemental Indenture) paid by the Depositor on a Like Amount of Notes for such period.

     "Additional Sums" has the meaning specified in Section 2.9 of the Supplemental Indenture.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Bank" has the meaning specified in the preamble to this Trust Agreement.

     "Bankruptcy Event" means, with respect to any Person:

     (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "Bankruptcy Laws" has the meaning specified in Section 10.9.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

     "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be evidenced through book entries by a Clearing Agency as described in Section 5.11.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Indenture Trustee is closed for business.

     "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the "First Time of Delivery" as specified in the Underwriting Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Common Securityholder" means the Holder from time to time of the Common Securities.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

     "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located at 450 West 33rd Street, 15th Floor, New York, New York 10001, and (ii) when used with respect to the Indenture Trustee, the principal office of the Indenture Trustee located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

     "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued as Book-Entry Preferred Securities Certificates as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss.3801, et seq., as it may be amended from time to time.

     "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement.

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "Early Termination Event" has the meaning specified in Section 9.2.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the occurrence of an Indenture Event of Default; or

     (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

     (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate liquidation amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

     "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Guarantor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

     "Expiration Date" has the meaning specified in Section 9.1.

     "Guarantee" means the Guarantee Agreement executed and delivered by the Guarantor and The Chase Manhattan Bank, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Preferred Securities, as amended from time to time.

     "Guarantor" means Edison International, a California corporation, and its successors and assigns.

     "Indenture" means the Subordinated Indenture, dated as of July 26, 1999, between the Depositor and the Indenture Trustee, as trustee, as amended or supplemented from time to time (including by the Supplemental Indenture).

     "Indenture Event of Default" means an "Event of Default," as defined in the Indenture, with respect to the Notes.

     "Indenture Redemption Date" means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

     "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, and any successor thereto.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Notes to be contemporaneously redeemed in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Notes to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed.

     "Liquidation Amount" means the stated amount of $25 per Trust Security.

     "Liquidation Date" means the date on which Notes are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

     "Liquidation Distribution" has the meaning specified in Section 9.4(d).

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notes" means the aggregate principal amount of the Depositor's 8.60% Subordinated Deferrable Interest Notes, Series B, issued pursuant to the Indenture.

     "Officer's Certificate" means a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, a Vice President, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. The officer signing an Officer's Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

     (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

     "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

     "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

     (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

     (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

     (c) Trust Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (ii) the foregoing proviso shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Over-allotment Option" has the meaning specified in the Underwriting Agreement.

     "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be the Bank.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Notes will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Securityholders in accordance with Sections
4.1 and 4.2.

     "Person" means any individual, corporation, partnership (general or limited), joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit E.

     "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Indenture Redemption Date and the stated maturity of the Notes shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

     "Regular Trustees" means each of the Persons identified as a "Regular Trustee" in the preamble to this Trustee Agreement solely in such Person's capacity as Regular Trustee of the Trust formed and continued hereunder and not in such Person's individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Relevant Trustee" shall have the meaning specified in Section 8.10.

     "Second Closing Date" means the "Second Time of Delivery" as specified in the Underwriting Agreement.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register, any such Person being a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

     "Supplemental Indenture" means the Supplemental Indenture No. 2, dated as of October 29, 1999, between the Depositor and the Indenture Trustee, as amended or supplemented from time to time.

     "Tax Event" means the receipt by the Trust of an Opinion of Counsel from counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Notes, (ii) interest payable by the Depositor on the Notes is not, or within 90 days after the date of such Opinion of Counsel, will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

     "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Property" means (a) the Notes, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "Trust Security" means any one of the Common Securities or the Preferred Securities.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

     "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Regular Trustees.

     "Underwriting Agreement" means the Pricing Agreement (including the Underwriting Agreement incorporated by reference therein), dated October 29, 1999, among the Trust, the Depositor and the underwriters named therein.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

     Section 2.1 Name.

     The Trust continued hereby shall be known as "EIX Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2 Office of the Delaware Trustee; Principal Place of Business.

     The address of the Delaware Trustee in the State of Delaware is 1201 N. Market Street, Wilmington, Delaware 19801, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Depositor. The principal executive office of the Trust is 2244 Walnut Grove Avenue, Rosemead, California 91770.

     Section 2.3 Organizational Expenses.

     The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.4 Issuance of the Preferred Securities.

     The Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Underwriting Agreement. On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Underwriters named in the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, evidencing an aggregate of 12,000,000 Preferred Securities having an aggregate Liquidation Amount of $300,000,000, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities of $300,000,000. In the event that the Underwriters shall exercise their Over-allotment Option, on the Second Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Underwriters named in the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, evidencing an aggregate of up to 1,800,000 Preferred Securities having an aggregate Liquidation Amount of up to $45,000,000, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities in an amount equal to such aggregate Liquidation Amount, all in accordance with the terms of such exercise.

     Section 2.5 Issuance of the Common Securities; Subscription and Purchase of Notes.

     On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of 371,136 Common Securities having an aggregate Liquidation Amount of $9,278,400 against receipt by the Property Trustee from the Depositor of such amount. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Notes, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $309,278,400, and, in satisfaction of the purchase price for such Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $309,278,400 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4 and (ii) the first sentence of this Section 2.5). In the event that the Underwriters shall exercise their Over-allotment Option, on the Second Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of up to 55,672 Common Securities having an aggregate Liquidation Amount of up to $1,391,800 (such number and aggregate Liquidation Amount to be equal, unless otherwise agreed by the Depositor and the Underwriters, to 3/97 of the number and aggregate Liquidation Amount, respectively, of Preferred Securities to be executed and delivered pursuant to the third sentence of Section 2.4, rounded
(A) in the case of such number, up to the nearest whole number and (B) in the case of such amount, to the product of such number multiplied by $25), against receipt by the Property Trustee from the Depositor of such amount. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Notes, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to the sum of the aggregate Liquidation Amounts of (x) the Preferred Securities to be executed and delivered pursuant to the third sentence of Section 2.4 and (y) the Common Securities to be executed and delivered pursuant to the third sentence of this Section 2.5, and, in satisfaction of the purchase price for such Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor an amount equal to such sum.

     Section 2.6 Declaration of Trust.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes, (b) to distribute the cash payments it receives on the Notes it owns to the Securityholders, and (c) to engage in only those activities necessary, appropriate, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Business Trust Act.

     Section 2.7 Authorization to Enter into Certain Transactions.

     (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions
(i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

     (i) Each Regular Trustee, acting singly or collectively, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

     (A)  the issuance and sale of the Trust Securities;

     (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

     (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

     (D) assisting in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

     (E) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Trust Agreement;

     (F) consenting to the appointment of a Paying Agent in accordance with this Trust Agreement;

     (G) execution of the Trust Securities on behalf of the Trust in accordance with this Trust Agreement;

     (H) execution and delivery of closing certificates pursuant to the Underwriting Agreement and application for a taxpayer identification number for the Trust;

     (I) unless otherwise determined by the Depositor, the Property Trustee or the Holders of Preferred Securities representing more than 50% of the aggregate Liquidation Amount of the Outstanding Preferred Securities, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Regular Trustees) any documents that the Regular Trustees have the power to execute pursuant to this Trust Agreement; and

     (J) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

     (ii) The Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

     (A)  the establishment of the Payment Account;

     (B)  the receipt of the Notes;

     (C) the collection of interest, principal and any other payments made in respect of the Notes in the Payment Account;

     (D) the distribution through the Paying Agent of amounts owed to the Securityholders in respect of the Trust Securities;

     (E)the exercise of all of the rights, powers and privileges of a holder of the Notes;

     (F) the sending of notices of default and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Trust Agreement;

     (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

     (H) to the extent provided in this Trust Agreement, assisting in the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

     (I) after an Event of Default (other than under paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

     (J) any of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.7(a)(i)(E), (F) and (J); and in the event of a conflict between the actions of the Regular Trustees and those of the Property Trustee, the actions of the Property Trustee shall prevail.

     (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees (acting on behalf of he Trust) shall not (i) acquire any investments other than the Notes, (ii) engage in any activities not authorized by this Trust Agreement, (iii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iv) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (v) incur any indebtedness for borrowed money or issue any other debt or (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders; provided, however, that (x) all expenses relating to such defense shall be borne by the Depositor and (y) the Property Trustee shall be fully indemnified by the Depositor for all costs incurred in connection with such defense.

     (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

     (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

     (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

     (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto, if required;

     (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

     (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Trustees are authorized, and the Regular Trustees are directed, to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, (ii) the

Trust will be classified as a grantor trust for United States Federal income tax purposes and (iii) so that the Notes will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities.

     Section 2.8 Assets of Trust.

     The assets of the Trust shall consist of the Trust Property.

     Section 2.9 Title to Trust Property.

     Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

     Section 3.1 Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

     Section 4.1 Distributions.

     (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Notes. Accordingly:

     (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from October 29, 1999, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Notes pursuant to the Indenture, shall be payable quarterly in arrears on November 30, February 28, May 31 and August 31 of each year, commencing on November 30, 1999. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

     (ii) Assuming payments of interest on the Notes are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Trust Securities shall be payable at a rate of 8.60% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

     (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

     (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Distribution Date.

     Section 4.2 Redemption.

     (a) On each Indenture Redemption Date and on the stated maturity of the Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

     (b) Notice of redemption shall be given by the Property Trustee at the expense of the Depositor by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date (or, in the event that the redemption results from acceleration after the occurrence of an Indenture Event of an Indenture Event of Default and the Property Trustee is unable to give such notice within such period, as soon as practicable) to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

     (i) the Redemption Date;

     (ii) the Redemption Price;

     (iii) the CUSIP number;

     (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

     (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date, except as provided in
Section 4.2(d).

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

     (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 2:00 p.m., New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency instructions with respect to payment of the Redemption Price to the holders of the Preferred Securities in accordance with the procedures set forth in the applicable agreement between the Property Trustee and such Clearing Agency. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates in accordance with the notice of redemption. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

     (e) Payment of the Redemption Price on the Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Redemption Date.

     (f) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities and Common Securities to be redeemed shall be selected on a pro rata basis (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities and Common Securities, respectively, not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the Liquidation Amount of Preferred Securities and Common Securities, respectively, of a denomination larger than $25. The Property Trustee shall promptly notify the Security Registrar in writing of the Preferred Securities and Common Securities selected for redemption and, in the case of any Preferred Securities or Common Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities or Preferred Securities shall relate, in the case of any Preferred Securities or Common Securities, as applicable, redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities or Common Securities, as applicable, that has been or is to be redeemed.

     Section 4.3 Subordination of Common Securities.

     (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

     (b) In the case of the occurrence of any Event of Default resulting from any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

     Section 4.4 Payment Procedures.

     Payments of Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder. Any Distributions in respect of Preferred Securities that remain unclaimed for a period of two years following the applicable Distribution Date shall be paid to the Holder of the Common Securities.

     Section 4.5 Tax Returns and Reports

     The Regular Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns, payee statements and reports required to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided. The Regular Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees and the Paying Agent shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

     Section 4.6 Payment of Taxes, Duties, Etc. of the Trust.

     Upon receipt under the Notes of Additional Sums, the Property Trustee, pursuant to written instructions from the Depositor detailing the payments to be made, shall promptly pay at the expense of the Depositor any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

     Section 4.7 Payments under Indenture or Pursuant to Direct Actions.

     Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 2.19 of the Supplemental Indenture or Section 5.14 of this Trust Agreement.

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

     Section 5.1 Initial Ownership.

     Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     Section 5.2 Trust Securities Certificates.

     The Preferred Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples of $25 in excess thereof, and the Common Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Regular Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.4, 5.11 and 5.13.

     Section 5.3 Execution and Delivery of Trust Securities Certificates.

     At the Closing Date and the Second Closing Date (if any), the Regular Trustees shall cause Trust Securities Certificates to be executed on behalf of the Trust and delivered by the Property Trustee as provided in Sections 2.4 and 2.5.

     Section 5.4 Registration of Transfer and Exchange of Preferred Securities Certificates.

     The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which the registrar designated by the Depositor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar.

     Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Regular Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Regular Trustee or Trustees.

     The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.8.

     Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with such Person's customary practice.

     No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

     Section 5.5 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

     If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Regular Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     Section 5.6 Persons Deemed Securityholders.

     The Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

     Section 5.7 Access to List of Securityholders' Names and Addresses.

     The Regular Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) semi-annually on or before January 15 and July 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date and (b) promptly after receipt by any Regular Trustee or the Depositor of a request for such list from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, a list of the type referred to in clause (a), in each case to the extent such information is in the possession or control of the Regular Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Property Trustee shall be as provided in the Trust Indenture Act. Each Securityholder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Regular Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.8 Maintenance of Office or Agency.

     The Property Trustee shall designate, with the consent of the Regular Trustees (which consent shall not be unreasonably withheld), an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office as its office and agency for such purposes. The Property Trustee shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

     Section 5.9 Appointment of Paying Agent.

     The Paying Agent shall make distributions to Securityholders from the Payment Account and shall report the amounts of such distributions to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and reasonably acceptable to the Regular Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Property Trustee. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor that is acceptable to the Regular Trustees to act as Paying Agent (which shall be a bank or trust company). The Property Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying

Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 5.10 Ownership of Common Securities by Depositor.

     On the Closing Date and on the Second Closing Date (if any), the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 801 of the Indenture, any attempted transfer of the Common Securities shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES SET FORTH IN THE TRUST AGREEMENT (AS DEFINED BELOW)."

     Section 5.11 Book-Entry Preferred Securities Certificates; Common Securities Certificate.

     (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a Definitive Preferred Securities Certificate representing such Owner's interest in such Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

     (i) the provisions of this Section 5.11(a) shall be in full force and effect;

     (ii) the Securities Registrar, the Depositor and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions or Redemption Price on the Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and the giving of instructions or directions to Owners of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates) as the sole Holder of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and shall have no obligations to the Owners thereof;

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

     (iii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section
5.11 shall control; and

     (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

     (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     Section 5.12 Notices to Clearing Agency.

     To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

     Section 5.13 Definitive Preferred Securities Certificates.

     If (a) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Indenture Event of Default, Owners of Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities advise the Regular Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Preferred Securities Certificates, then the Regular Trustees shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Preferred Securities Certificates and the other Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Regular Trustees or the Securities Registrar of the typewritten Preferred Securities Certificate or Certificates representing the Book Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

     Section 5.14 Rights of Securityholders.

     (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (b) For so long as any Preferred Securities remain Outstanding, if, upon an Indenture Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Indenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable, provided that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

     At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as in the Indenture provided, the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, by written notice to the Property Trustee, the Depositor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

     (i) the Depositor has paid or deposited with the Indenture Trustee a sum sufficient to pay

     (A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Notes,

     (B) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

     (C) all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel; and

     (ii) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 513 of the Indenture.

     The Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities may, on behalf of the Holders of all the Outstanding Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest on the Notes (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.14(b).

     (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon an Indenture Event of Default specified in Section 501
(1) or (2) of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 508 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Notes having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.14(b) and this Section 5.14(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

     Section 6.1 Limitations on Voting Rights.

     (a) Except as provided in this Section, in Sections 2.7, 5.14, 8.10 and
10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

     (b) So long as any Notes are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Notes, (ii) waive any past default which is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Notes. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

     (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

     Section 6.2 Notice of Meetings.

     Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Section 6.3 Meetings of Preferred Securityholders.

     No annual meeting of Securityholders is required to be held. The Property Trustee, however, shall call a meeting of Preferred Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% or more of the Preferred Securities (based upon their aggregate Liquidation Amount) and the Regular Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

     Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

     If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Preferred Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

     Section 6.4 Voting Rights.

     Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

     Section 6.5 Proxies, etc.

     At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.6 Securityholder Action by Written Consent.

     Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

     Section 6.7 Record Date for Voting and Other Purposes.

     For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or to act by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Regular Trustees or the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

     Section 6.8 Acts of Securityholders.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such written instrument or instruments are delivered to the Property Trustee. Such written instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such written instrument or instruments. Proof of execution of any such written instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

     The ownership of Preferred Securities shall be proved by the Securities Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

     If any dispute arises between the Securityholders and the Property Trustee or among such Securityholders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this
Article VI, then the determination of such matter by the Property Trustee shall be conclusive and binding with respect to such matter.

     Section 6.9. Inspection of Records.

     Upon reasonable notice to the Regular Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

     Section 7.1 Representations and Warranties of the Property Trustee and the Delaware Trustee.

     The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

     (a) the Property Trustee is a New York banking corporation validly existing and in good standing under the laws of the State of New York;

     (b) the Property Trustee has the requisite power and authority to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (c) the Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing in the State of Delaware;

     (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee;

     Section 7.2 Representations and Warranties of Depositor.

     The Depositor hereby represents and warrants that:

     (a) this Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the valid and legally binding agreement of the Depositor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (b) the Trust Securities Certificates issued on the Closing Date and the Second Closing Date (if any) on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

     (c) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                                  THE TRUSTEES

     Section 8.1 Certain Duties and Responsibilities.

     (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, subject to the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Trustees.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

     (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

     (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

     (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

     (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

     (v) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Depositor.

     Section 8.2 Certain Notices.

     Within 90 days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Securityholders, the Regular Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

     Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders and the Regular Trustees, unless such exercise shall have been revoked.

     Section 8.3 Certain Rights of Property Trustee.

     Subject to the provisions of Section 8.1:

     (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall take such action, or refrain from taking such action, not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

     (c) any direction or act of the Depositor or the Regular Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officer's Certificate;

     (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Regular Trustees;

     (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

     (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders;

     (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder in due care;

     (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request written instructions from the Holders of the Trust Securities which written instructions may only be given by the Holders of the same proportion in aggregate Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such written instructions are received, and (iii) shall be protected in acting in accordance with such written instructions; and

     (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 8.4 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Depositor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Notes.

     Section 8.5 May Hold Securities.

     Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

     Section 8.6 Compensation; Indemnity; Fees.

     The Depositor agrees:

     (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

     The provisions of this Section 8.6 shall survive the termination of this Trust Agreement or the resignation or removal of any Trustee.

     No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

     The Depositor and any Trustee (subject to Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     Section 8.7 Corporate Property Trustee Required; Eligibility of Trustees.

     (a) There shall at all times be a Property Trustee hereunder. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     (b) There shall at all times be one or more Regular Trustees hereunder. Each Regular Trustee shall be a natural person at least 21 years of age who is an officer of the Depositor.

     (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 8.8 Conflicting Interests.

     If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Indenture and the Guarantee are hereby excluded for purposes of
Section 310(b)(1) of the Trust Indenture Act.

     Section 8.9 Co-Trustees and Separate Trustee.

     Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Regular Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Regular Trustees, the Depositor shall for such purpose join with the Regular Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

     (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

     (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

     (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

     (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 8.10 Resignation and Removal; Appointment of Successor.

     No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

     Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders and the other Trustees. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     Unless an Indenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). A Regular Trustee may be removed by the Common Securityholder at any time.

     If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Indenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, which successor Trustee shall be domiciled outside of the State of California, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Indenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If a Regular Trustee shall resign, be removed or become incapable of acting as Regular Trustee, at a time when an Indenture Event of Default shall have occurred and be continuing, the Common Securityholder by Act of the Common Securityholder delivered to the Regular Trustee shall promptly appoint a successor Regular Trustee and such successor Regular Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by
Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     The Property Trustee shall, at the expense of the Depositor, give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Regular Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Regular Trustee or Delaware Trustee, as the case may be, set forth in Section 8.7).

     Section 8.11 Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

     Section 8.12 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.13 Preferential Collection of Claims Against Depositor or Trust.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.14 Reports by Property Trustee.

     (a) Not later than 60 days following May 15 of each year commencing with May 15, 2000, the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8, and to the Depositor, a brief report dated as of such May 15 with respect to:

     (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

     (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

     (b) In addition the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the NASDAQ National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded (information regarding each such listing to be provided to the Property Trustee by the Depositor), with the Commission and with the Depositor.

     Section 8.15 Reports to the Property Trustee.

     The Depositor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 8.16 Evidence of Compliance with Conditions Precedent.

     Each of the Depositor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officer's Certificate.

     Section 8.17 Number of Trustees.

     (a) The number of Trustees shall initially be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Regular Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

     (b) If a Trustee ceases to hold office for any reason and, if such Trustee is a Regular Trustee, the number of Regular Trustees is not reduced pursuant to
Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

     (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee or Regular Trustees in accordance with Section 8.10, the Regular Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Trust Agreement.

     Section 8.18 Delegation of Power.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a); and

     (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

     Section 8.19 Delaware Trustee.

     It is expressly understood and agreed by the parties hereto that, in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust,
(i) any agreements or instruments executed and delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made by Chase Manhattan Bank Delaware on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any negligence or willful misconduct of the Delaware Trustee.

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

     Section 9.1 Termination Upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve on October 29, 2054 (the "Expiration Date"), and the Trust Property shall be distributed in accordance with Section 9.4.

     Section 9.2 Early Termination.

     The first to occur of any of the following events is an "Early Termination Event", upon the occurrence of which the Trust shall be dissolved:

     (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

     (b) the written direction to the Property Trustee from the Depositor at any time to dissolve the Trust and distribute Notes to Securityholders in exchange for the Preferred Securities (which direction is optional and wholly within the discretion of the Depositor);

     (c) the redemption of all of the Preferred Securities in connection with the redemption of all the Notes; and

     (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

     Section 9.3 Termination.

     The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

     Section 9.4  Liquidation.

     (a) If an Early Termination Event specified in clause (a), (b) or (d) of
Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Notes, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee at the expense of the Depositor by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

     (i) state the Liquidation Date;

     (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Notes; and

     (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Notes, or if Section 9.4(d) applies, receive a Liquidation Distribution.

     (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Notes to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be (i) one Business Day prior to the Liquidation Date or (ii) in the event that the Preferred Securities are not in book-entry form, the date 15 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to holders of Trust Securities Certificates, upon surrender of such certificates to the Property Trustee or its agent for exchange, (iii) the Depositor shall use its best efforts to have the Notes listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization as the Preferred Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes, accruing interest at the rate provided for in the Notes from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Notes) and
(v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Notes upon surrender of Trust Securities Certificates.

     (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

     Section 9.5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.

     The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Depositor, with the consent of the Holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Notes, (iii) the Preferred Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (x) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (y) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor owns all of the common securities of such successor entity and the Guarantor guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.1 Limitation of Rights of Securityholders.

     Except as otherwise provided in Section 9.2, the death, dissolution, termination, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust, nor entitle the legal successors, representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section 10.2 Amendment.

     (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Regular Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

     (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Securityholders representing a majority (based upon aggregate Liquidation Amount) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

     (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders, this paragraph (c) of this Section 10.2 may not be amended.

     (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

     (e) Notwithstanding anything in this Trust Agreement to the contrary, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor, the Property Trustee or the Delaware Trustee without the consent of the Depositor, the Property Trustee or the Delaware Trustee, as the case may be.

     (f) In the event that any amendment to this Trust Agreement is made, the Regular Trustees shall promptly provide to the Depositor a copy of such amendment.

     (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officer's Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement and that all conditions precedent, if any, to such amendment have been complied with.

     Section 10.3 Separability.

     In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.4 Governing Law.

     THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 10.5 Payments Due on Non-Business Day.

     If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

     Section 10.6 Successors.

     This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger, sale or other transaction involving the Depositor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section 10.7 Headings.

     The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

     Section 10.8 Reports, Notices and Demands.

     Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to Edison International, 2244 Walnut Grove Avenue, Rosemead, California 91770, Attention:
Corporate Secretary, facsimile no.: 626-302-2610. Any notice to Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Regular Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Chase Manhattan Bank, at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services; (b) with respect to the Delaware Trustee, to Chase Manhattan Bank Delaware, 1201 N. Market Street, Wilmington, Delaware 19801, Attention:
Corporate Trust; (c) with respect to the Regular Trustees, to them c/o Edison International, 2244 Walnut Grove Avenue, Rosemead, California 91770, marked "Attention Regular Trustees of EIX Trust II"; and (d) with respect to the Trust, to its principal office specified in Section 2.1, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

     Section 10.9 Agreement Not to Petition.

     Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

     Section 10.10 Trust Indenture Act; Conflict with Trust Indenture Act.

     (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

     (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 10.11 Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

     THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND

AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     THE DEPOSITOR, THE TRUST AND EACH HOLDER AND BENEFICIAL OWNER OF A PREFERRED SECURITY (BY ITS ACCEPTANCE OF AN INTEREST THEREIN) SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS INDEBTEDNESS FOR ALL U.S. TAX PURPOSES AND THE PREFERRED SECURITY AS EVIDENCE OF AN INDIRECT BENEFICIAL OWNERSHIP INTEREST IN THE NOTES.

                              EDISON INTERNATIONAL


By:      Mary C. Simpson
Name:    Mary C. Simpson
Title:   Assistant Treasurer



                            THE CHASE MANHATTAN BANK,
                               as Property Trustee

By:      Alfia Monastra
Name:    Alfia Monastra
Title:   Assistant Vice President



                         CHASE MANHATTAN BANK DELAWARE,
                              as Delaware Trustee



By:      Denis Kelly
Name:    Denis Kelly
Title:   Assistant Vice President



                                THOMAS M. NOONAN,
                               as Regular Trustee



By:      Thomas M. Noonan
Name:    Thomas M. Noonan
Title:   Regular Trustee

                                MARY C. SIMPSON,
                               as Regular Trustee



By:      Mary C. Simpson
Name:    Mary C. Simpson
Title:   Regular Trustee




                                GEORGE T. TABATA,
                               as Regular Trustee



By:      George T. Tabata
Name:    George T. Tabata
Title:   Regular Trustee

                                    EXHIBIT A
                              CERTIFICATE OF TRUST
                                       OF
                                  EIX TRUST II


     THIS Certificate of Trust of EIX Trust II (the "Trust"), dated June 30, 1999, is being duly executed and filed by the undersigned, as trustees of the Trust, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 Del. C. ss.3801 et seq.).

     1  Name. The name of the business trust being formed hereby is EIX
Trust II.

     2 Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are Chase Manhattan Bank Delaware, 1201 N. Market Street, Wilmington, Delaware 19801.

     3 Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                         CHASE MANHATTAN BANK DELAWARE,
                                   as trustee



By:              /s/ Dennis Kelly
Name:         Dennis Kelly
Title:           Assistant Vice President


                            THE CHASE MANHATTAN BANK,
                                   as trustee


By:               /s/ Alfia Monastra
Name:          Alfia Monastra
Title:            Assistant Vice President

EXHIBIT B

                            Letter of Representations
                      [To be Completed by Issuer and Agent]


                     EIX Trust II, a Delaware business trust
                                [Name of Issuer]

                            The Chase Manhattan Bank
                                 [Name of Agent]

                                                                  [Date]

Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

Re:  EIX Trust II__% Cumulative Quarterly Income Preferred Securities,
     Series [___]......
     CUSIP #:___.......
     [Issue Description, including CUSIP number]

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Issuer is selling the Securities to [Goldman Sachs & Co. and others] (the "Initial Purchasers") pursuant to an Underwriting Agreement dated _______ __, 199__ (the "Document"). Initial Purchaser will take delivery of the Securities through The Depository Trust Company ("DTC"). The Chase Manhattan Bank is acting as transfer agent, paying agent, and registrar with respect to the Securities (the "Agent").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on ____________, 199__, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each of the Securities with the offering value set forth on Schedule A hereto, the total of which represents 100% of the offering value of such Securities. If, however, the offering value of any Security exceeds $200 million, one certificate will be issued with respect to each $200 million of offering value and an additional certificate will be issued with respect to any remaining offering value. Each Security certificate shall bear the following legend:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     If the Securities will be held by Agent, as custodian for DTC, such Security certificate shall remain in Agent's custody pursuant to the provisions of the FAST Balance Certificate Agreement currently in effect between Agent and DTC.

     2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 7.

     4. In the event of a stock split, recapitalization, conversion, or any similar transaction resulting in the cancellation of all or any part of the Securities represented thereby, the Agent shall send DTC a notice of such event as soon as practicable, but in no event less than five business days prior to the effective date of such transaction.

     5. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                  Manager; Call Notification Department
                  The Depository Trust Company
                  711 Stewart Avenue
                  Garden City, NY  11530-4719

     6. In the event of an offering or issuance of rights with respect to the Securities outstanding, Agent shall send DTC's Dividend and Reorganization Departments a notice specifying: (a) the amount of and conditions, if any, applicable to such rights offering or issuance; (b) any applicable expiration or deadline date, or any date by which any action on the part of holders of such Securities is required; and (c) the Publication Date of such notice.

     The Publication Date will be as soon as practicable after the announcement by the Company of any such offering or issuance of rights with respect to the Securities represented thereby. DTC requires that the Publication Date be not less than 30 days nor more than 60 days prior to the related payment date, distribution date, or issuance date, respectively.

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Dividend Department at (212) 709-1623, and receipt of such notices shall be confirmed by telephoning (212) 709-1282. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

                  Supervisor; Stock Dividends
                  Dividend Department
                  7 Hanover Square; 24th Floor
                  New York, NY  10004-2695

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093, and receipt of such fax shall be confirmed by telephoning (212) 709-1063. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

                  Supervisor; Rights Offerings
                  Reorganization Department
                  7 Hanover Square; 23rd Floor
                  New York, NY  10004-2695

     7. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in Paragraph 5. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Reorganization Department
                  Reorganization Window
                  The Depository Trust Company
                  7 Hanover Square; 23rd Floor
                  New York, NY  10004-2695

     8. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities (listed on Schedule A hereto) and the accompanying description of such Securities, which, as of the date of this letter, is "_EIX Trust II __% Cumulative Quarterly Income Preferred Securities, Series [ ]."

     9. Issuer or Agent shall provide written notice of dividend payment information to a standard dividend announcement service subscribed to by DTC as soon as the information is available. In the event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the payment information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Announcements
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square; 22nd Floor
                  New York, NY  10004-2695

     After establishing the amount of payment to be made on the Securities in question, Issuer or Agent will notify DTC's Dividend Department of the payment and payment date preferably five, but not less than two, business days prior to the effective date for such transaction.

     10. Issuer or Agent shall provide CUSIP-level detail for dividend payments to DTC no later than noon (Eastern Time) on the payment date.

     11. Dividend payments and cash distributions shall be received by Cede & Co. as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Dividend Deposit Account # 066-026776

     12. Redemption payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Redemption Deposit Account # 066-027306

     13. Reorganization payments resulting from corporate actions (such as tender offers or mergers) shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Reorganization Deposit Account # 066-027608

     14. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of dividends, distributions, or redemption proceeds may be sent.

     15. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

     16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     18. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     19. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together constitute but one and the same instrument.

     20. This Letter of Representations is governed by, and shall be construed in accordance with, the laws of the State of New York.

     21. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:


Notes:
A.  If there is an Agent (as defined in this
Letter of Representations), Agent as well as
Issuer must sign this Letter.  If there is no
Agent, in signing this Letter Issuer itself                 Very truly yours,
undertakes to perform all of the
obligations set forth herein.

B.  Schedule B contains statements that DTC
believes accurately describes DTC, the
method of effecting book-entry transfers
of securities distributed through        EIX Trust II, a Delaware business trust
DTC, and certain related matters.                         (Issuer)
                                            By:
                                            (Authorized Officer's Signature)


                                     The Chase Manhattan Bank
                                     (Agent)
                                      By:
                                     (Authorized Officer's Signature)

Received and Accepted:
THE DEPOSITORY TRUST COMPANY
By:
CC:      Underwriter
Underwriter's Counsel

                                    EXHIBIT C
                      THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES
                        SET FORTH IN THE TRUST AGREEMENT
                               (AS DEFINED BELOW).

CERTIFICATE NUMBER                                   NUMBER OF COMMON SECURITIES
         C-1
                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                                  EIX TRUST II
                             8.60% COMMON SECURITIES

                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Edison International (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing beneficial interests of the Trust and designated the 8.60% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this ___ day of ______, 1999.


                                  EIX TRUST II

By:      ________________________
Name:    ________________________
Title:  Regular Trustee

                                                                     EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

     AGREEMENT dated as of October 29, 1999 between Edison International, a California corporation, and EIX Trust II, a Delaware business trust (the "Trust"). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Trust Agreement (as defined below).

     WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Notes from Edison International and to issue and sell 8.60% Cumulative Quarterly Income Preferred Securities, Series B (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement");

     WHEREAS, Edison International will directly or indirectly own all of the Common Securities of the Trust and will issue the Notes;

     NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase Edison International hereby agrees shall benefit Edison International and which purchase Edison International acknowledges will be made in reliance upon the execution and delivery of this Agreement, Edison International and the Trust hereby agree as follows:

                                    ARTICLE I

     SECTION 1.1. Guarantee by Edison International

     Subject to the terms and conditions hereof, Edison International hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  SECTION 1.2. Term of Agreement.

     This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated as of the date hereof between Edison International and The Chase Manhattan Bank, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

     SECTION 1.3. Waiver of Notice.

     Edison International hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and Edison International hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 1.4. No Impairment.

     The obligations, covenants, agreements and duties of Edison International under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

     (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

     There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, Edison International with respect to the happening of any of the foregoing.

     SECTION 1.5. Enforcement.

     A Beneficiary may enforce this Agreement directly against Edison International and Edison International waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against Edison International.

     SECTION 1.6. Subrogation.

     Edison International shall be subrogated to all (if any) rights of any Beneficiary against the Trust, in respect of any amounts paid to the Beneficiaries by Edison International under this Agreement; provided, however, that Edison International shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire against the Trust by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

     SECTION 2.1. Binding Effect.

     All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of Edison International and shall inure to the benefit of the Beneficiaries.

     SECTION 2.2. Amendment.

     So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

     SECTION 2.3. Notices.

     Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail) or by first class mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

EIX Trust II
2244 Walnut Grove Avenue
Rosemead, California 91770
Facsimile No.: 626-302-2610
Attention:  Corporate Governance

Edison International
2244 Walnut Grove Avenue
Rosemead, California 91770
Facsimile No.:  626-302-2610
Attention:  Corporate Secretary

     SECTION 2.4. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     THIS AGREEMENT is executed as of the day and year first above written.


                              EDISON INTERNATIONAL

By:________________________________
Name:_________________________
Title:________________________


                                  EIX TRUST II


By:________________________________
Name:_________________________
Title:  Regular Trustee

                                                                    EXHIBIT E

     IF THE PREFERRED SECURITY IS TO BE EVIDENCED BY A GLOBAL CERTIFICATE, INSERT--This Preferred Securities Certificate is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Securities Certificate is exchangeable for Preferred Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to EIX Trust II or its agent for registration of transfer, exchange or payment, and any Preferred Securities Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                               NUMBER OF PREFERRED SECURITIES
               P-
                                                             CUSIP NO.

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF
                                  EIX TRUST II

        8.60% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES B
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________ (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust II 8.60% Cumulative Quarterly Income Preferred Securities, Series B (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of October 29, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this _____ day of ________, 1999.


                                  EIX TRUST II


By:
Name:
Title:  Regular Trustee

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)
-------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints
-------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the0 Trust. The agent may substitute another to act for him or her.

Date: ________________
Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.




                               GUARANTEE AGREEMENT



                                     Between



                              EDISON INTERNATIONAL
                                 (as Guarantor)



                                       and



                            THE CHASE MANHATTAN BANK
                                  (as Trustee)



                                   dated as of



                                October 29, 1999

                             CROSS-REFERENCE TABLE*

      Section of
Trust Indenture Act                                      Section of
of 1939, as amended                                  Guarantee Agreement
-------------------                                  -------------------
            310(a)............................................4.1(a)
            310(b.............................................4.1(c), 2.8
            310(c)............................................Inapplicable
            311(a)............................................2.2(b)
            311(b)............................................2.2(b)
            311(c)............................................Inapplicable
            312(a)............................................2.2(a)
            312(b)............................................2.2(b)
            313...............................................2.3
            314(a)............................................2.4
            314(b)............................................Inapplicable
            314(c)............................................2.5
            314(d)............................................Inapplicable
            314(e)............................................1.1, 2.5, 3.2
            314(f)............................................2.1, 3.2
            315(a)............................................3.1(d)
            315(b)............................................2.7
            315(c)............................................3.1
            315(d)............................................3.1(d)
            316(a)............................................1.1, 2.6, 5.4
            316(b)............................................5.3
            316(c)............................................8.2
            317(a)............................................Inapplicable
            317(b)............................................Inapplicable
            318(a)............................................2.1(b)
            318(b)............................................2.1
            318(c)............................................2.1(a)
* This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS

                                                                          Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1   Definitions                                                    2

                               ARTICLE II

                           TRUST INDENTURE ACT

Section 2.1   Trust Indenture Act; Application                               4
Section 2.2   List of Holders; Preferential Claims                           4
Section 2.3   Reports by the Guarantee Trustee                               4
Section 2.4   Periodic Reports to the Guarantee Trustee                      4
Section 2.5   Evidence of Compliance with Conditions Precedent               5
Section 2.6   Events of Default; Waiver                                      5
Section 2.7   Event of Default; Notice                                       5
Section 2.8   Conflicting Interests                                          5

                                   ARTICLE III

               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

Section 3.1   Powers and Duties of the Guarantee Trustee                     5
Section 3.2   Certain Rights of Guarantee Trustee                            7
Section 3.3   Indemnity                                                      8

                                   ARTICLE IV

                                GUARANTEE TRUSTEE

Section 4.1   Guarantee Trustee: Eligibility                                9
Section 4.2   Appointment, Removal and Resignation of the Guarantee Trustee 9

                                    ARTICLE V

                                    GUARANTEE

Section 5.1   Guarantee                                                    10
Section 5.2   Waiver of Notice and Demand                                  10
Section 5.3   Obligations Not Affected                                     10
Section 5.4   Rights of Holders                                            11

Section 5.5   Guarantee of Payment                                         11
Section 5.6   Subrogation                                                  11
Section 5.7   Independent Obligations                                      12

                                   ARTICLE VI

                      COVENANTS AND SUBORDINATION

Section 6.1   Subordination                                                12
Section 6.2   Pari Passu Guarantees                                        12

                                   ARTICLE VII

                                   TERMINATION

Section 7.1   Termination                                                  12

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1   Successors and Assigns                                       12
Section 8.2   Amendments                                                   13
Section 8.3   Notices                                                      13
Section 8.4   Benefit                                                      14
Section 8.5   Interpretation                                               14
Section 8.6   Governing Law                                                15

                               GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT, dated as of October 29, 1999, entered into between EDISON INTERNATIONAL, a California corporation having its principal office at 2244 Walnut Grove Avenue, Rosemead, California 91770 (the "Guarantor"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of EIX Trust II, a Delaware statutory business trust (the "Issuer").

     WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of October 29, 1999 (the "Trust Agreement"), among Edison International, a California corporation (the "Company"), as Depositor, the Property Trustee named therein, the Delaware Trustee named therein, the Regular Trustees named therein and the several Holders as defined therein, the Issuer is issuing up to $345,000,000 aggregate Liquidation Amount (as defined in the Trust Agreement) of its 8.60% Cumulative Quarterly Income Preferred Securities, Series B (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

     WHEREAS, the Preferred Securities will be issued by the Issuer and the proceeds thereof, together with the proceeds from the issuance of the Common Securities (as defined in the Trust Agreement), will be used to purchase the Notes (as defined in the Trust Agreement) of the Company which will be deposited with The Chase Manhattan Bank, as Property Trustee under the Trust Agreement, as trust assets; and

     WHEREAS, as incentive for the Holders to purchase Preferred Securities the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Preferred Securities.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Event of Default" means (i) a default by the Guarantor on any of its payment obligations under this Guarantee Agreement and (ii) a default by the Guarantor on any other obligation hereunder that remains uncured after 30 days from the occurrence thereof.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement) required to be paid on the Preferred Securities, to the extent the Issuer shall have funds on hand available therefor at such time, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price"), with respect to any Preferred Securities called for redemption by the Issuer, to the extent the Issuer shall have funds on hand available therefor at such time, and (iii) upon a voluntary or involuntary termination, winding-up or liquidation of the Issuer, unless Notes are distributed to the Holders, the lesser of (a) the aggregate of the Liquidation Amount of $25 per Preferred Security plus accumulated and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer shall have funds on hand available therefor at such time and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution").

     "Guarantee Trustee" means The Chase Manhattan Bank, until a Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement, and thereafter means each such Successor Guarantee Trustee.

     "Holder" means any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor, the Guarantee Trustee, or any Affiliate of the Guarantor or the Guarantee Trustee.

     "Indenture" means the Subordinated Indenture dated as of July 26, 1999, as supplemented and amended from time to time, between the Company and The Chase Manhattan Bank, as trustee.

     "List of Holders" has the meaning specified in Section 2.2(a).

     "Majority in Liquidation Amount of the Preferred Securities" means, except as provided by the Trust Indenture Act, a vote by the Holder(s), voting separately as a class, of more than 50% of the Liquidation Amount of all then outstanding Preferred Securities issued by the Issuer.

     "Officer's Certificate" means, with respect to any Person, a certificate signed by the Chairman of the Board, Chief Executive Officer, President, a Vice President, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of such Person, and delivered to the Guarantee Trustee. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

     (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Responsible Officer" means, with respect to the Guarantee Trustee, any any Vice President, any Assistant Vice President, any Managing Director, any
Assistant Secretary, any Assistant Treasurer, any Senior Trust Officer, any Assistant Trust Officer, any Trust Officer or any other officer associated with the corporate trust department of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Successor   Guarantee   Trustee"  means  a  successor   Guarantee  Trustee
possessing the qualifications to act as Guarantee Trustee under Section 4.1.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                                   ARTICLE II

                               TRUST INDENTURE ACT

     Section 2.1 Trust Indenture Act; Application (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions.

     (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     Section 2.2 List of Holders; Preferential Claims (a) The Guarantor shall furnish or cause to be furnished to the Guarantee Trustee (a) semiannually, on or before June 30 and December 31 of each year, a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Guarantee Trustee may request in writing, within 30 days after the receipt by the Guarantor of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Guarantor and is not identical to a previously supplied list of Holders or has not otherwise been received by the Guarantee Trustee in its capacity as such. The Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Guarantee Trustee shall comply with its obligations under Section 311(a), Section 311(b) and Section 312(b) of the Trust Indenture Act.

     Section 2.3 Reports by the Guarantee TrusteE. Not later than 60 days following May 15 of each year, commencing May 15, 2000, the Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     Section 2.4 Periodic Reports to the Guarantee Trustee The Guarantor shall provide to the Guarantee Trustee, the Securities and Exchange Commission and the Holders such documents, reports and information, if any, as required by Section 314 of the Trust Indenture Act and the compliance certificate required by
Section 314 of the Trust Indenture Act, in the form, in the manner and at the times required by Section 314(a)(4) of the Trust Indenture Act.

     Section 2.5 Evidence of Compliance with Conditions Precedent The Guarantor shall provide to the Guarantee Trustee such evidence of compliance with such conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to such Section 314(c)(1) may be given in the form of an Officer's Certificate.

     Section 2.6 Events of Default; Waiver The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote, on behalf of the Holders, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent therefrom.

     Section 2.7 Event of Default; Notice (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default actually known to the Guarantee Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all such Events of Default, unless such defaults have been cured or waived before the giving of such notice, provided, that, except in the case of a default in the payment of a Guarantee Payment, the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Guarantee Trustee shall have received written notice, or a Responsible Officer charged with the administration of this Guarantee Agreement shall have obtained written notice, of such Event of Default.

     Section 2.8 Conflicting Interests The Trust Agreement and the Indenture shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   ARTICLE III

               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

     Section 3.1 Powers and Duties of the Guarantee Trustee (a) This Guarantee Agreement shall be held by the Guarantee Trustee for the benefit of the Holders, and the Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder exercising his or her rights pursuant to Section 5.4(iv) or to a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, upon acceptance by such Successor Guarantee Trustee of its appointment hereunder, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

     (b) If an Event of Default has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders.

     (c) The Guarantee Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (d) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

     (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement; and

     (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

     (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

     (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

     (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     Section 3.2 Certain Rights of Guarantee Trustee (a) Subject to the provisions of Section 3.1:

     (i) The Guarantee Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (ii) Any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by an Officer's Certificate unless otherwise prescribed herein.

     (iii) Whenever, in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting to take any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request from the Guarantee Trustee, shall be promptly delivered by the Guarantor.

     (iv) The Guarantee Trustee may consult with legal counsel, and the written advice or opinion of such legal counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion. Such legal counsel may be legal counsel to the Guarantor or any of its Affiliates and may be one of its employees. The
Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

     (v) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such adequate security and indemnity satisfactory to it, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided that, nothing contained in this Section 3.2(a)(v) shall be taken to relieve the Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement.

     (vi) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

     (vii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     (viii) Whenever in the administration of this Guarantee Agreement the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request instructions from the Holders, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.

     (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty to act in accordance with such power and authority.

     Section 3.3 Indemnity The Guarantor agrees to indemnify the Guarantee Trustee and its officers, directors, employees, representatives and agents for, and to hold it and such persons harmless against, any loss, liability or expense of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Guarantee Trustee and incurred without negligence or bad faith on the part of the Guarantee Trustee, arising out of or in connection with the acceptance or administration of this Guarantee Agreement, including without limitation the costs and expenses of defending itself (including reasonable attorneys' and consultants' fees and expenses) against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Guarantee Trustee will not claim or exact any lien or charge on any Guarantee Payments as a result of any amount due to it under this Guarantee Agreement. The indemnification provided hereunder shall survive the termination of this Guarantee Agreement and the resignation or removal of the Guarantee Trustee.

                                   ARTICLE IV

                                GUARANTEE TRUSTEE

     Section 4.1 Guarantee Trustee: Eligibility (a) There shall at all times be a Guarantee Trustee which shall:


     (i) not be an Affiliate of the Guarantor; and

     (ii) be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, and shall be a corporation meeting the requirements of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority, then, for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

     (c) If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     Section 4.2 Appointment,  Removal and Resignation of the Guarantee  Trustee
(a) Subject to Section 4.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

     (b) The Guarantee Trustee shall not be removed until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor.

     (c) The Guarantee Trustee appointed hereunder shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

     (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition, at the expense of the Guarantor, any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

                                    ARTICLE V

                                    GUARANTEE

     Section 5.1 Guarantee The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     Section 5.2 Waiver of Notice and Demand The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Guarantee Trustee, Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 5.3 Obligations Not Affected The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions (other than an extension of time for payment of Distributions that results from the extension of any interest payment period on the Notes as provided in the Indenture), Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

     (c) any failure, omission, delay or lack of diligence on the part of the Holders or the Guarantee Trustee to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

     (e)  any   invalidity  of,  or  defect  or  deficiency  in,  the  Preferred
Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

     Section 5.4 Rights of Holders The Guarantor  expressly  acknowledges  that:
(i) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (ii) the Guarantee Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (iii) the Holders of a Majority in Liquidation Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and (iv) any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Guarantee Trustee, the Issuer or any other Person.

     Section 5.5 Guarantee of Payment This Guarantee Agreement creates a guarantee of payment and not of performance or collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication of amounts theretofore paid by the Issuer) or upon distribution of Notes to Holders as provided in the Trust Agreement.

     Section 5.6 Subrogation The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer, in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement, and shall have the right to waive payment by the Issuer pursuant to Section 5.1; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire against the Issuer by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     Section 5.7 Independent Obligations The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.3 hereof.

                                   ARTICLE VI

                           COVENANTS AND SUBORDINATION

     Section 6.1 Subordination The obligations of the Guarantor under this Guarantee Agreement will constitute unsecured obligations of the Guarantor and will rank subordinate and junior in right of payment to all other liabilities of the Guarantor except those made pari passu or subordinate to such obligations expressly by their terms.

     Section 6.2 Pari Passu Guarantees The obligations of the Guarantor under this Guarantee Agreement shall rank pari passu with the obligations of the Guarantor under any similar Guarantee Agreements issued by the Guarantor on behalf of the holders of preferred securities issued by any other trusts established by Edison International or its Affiliates.

                                   ARTICLE VII

                                   TERMINATION

     Section 7.1 Termination This Guarantee Agreement shall terminate and be of no further force and effect upon (i) full payment of the Redemption Price of all Preferred Securities, (ii) the distribution of Notes to the Holders in exchange for all of the Preferred Securities or (iii) full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Issuer.
Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Preferred Securities or this Guarantee Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 Successors and Assigns All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities from time to time outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor that is permitted under Article VIII of the Indenture and pursuant to which the successor or assignee agrees in writing to perform the Guarantor's obligations hereunder, the Guarantor shall not assign its obligations hereunder.

     Section 8.2 Amendments Except with respect to any changes which do not adversely affect the rights of the Holders in any material respect (in which case no consent of the Holders will be required), this Guarantee Agreement may only be amended with the prior written approval of the Holders of a Majority in Liquidation Amount of Preferred Securities. The provisions of Article VI of the Trust Agreement concerning meetings of the Holders shall apply to the giving of such approval.

     Section 8.3 Notices Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

     (a) if given to the Guarantor, to the address set forth below or such other address, facsimile number or to the attention of such other Person as the Guarantor may give notice to the Holders:

Edison International
2244 Walnut Grove Avenue
Rosemead, California 91770

Facsimile No.:  626-302-2610
Attention:  Corporate Secretary

     (b) if given to the Issuer, in care of the Guarantee Trustee, at the Issuer's (and the Guarantee Trustee's) respective addresses set forth below or such other address as the Guarantee Trustee on behalf of the Issuer may give notice to the Holders:

EIX Trust II
2244 Walnut Grove Avenue
Rosemead, California 91770

Facsimile No.:  626-302-2610
Attention:  Corporate Governance
with a copy to:

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Facsimile No.:  212-946-8177/8178
Attention:  Capital Markets Fiduciary Services

     (c) if given to the Guarantee Trustee, at the Guarantee Trustee's address set forth below or such other address as the Guarantee Trustee may give notice to the Holders:

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Facsimile No.:  212-946-8177/8178
Attention:  Capital Markets Fiduciary Services

     (d) if given to any Holder, at the address set forth on the books and records of the Issuer.

     All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 8.4 Benefit This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Preferred Securities.

     Section 8.5 Interpretation In this Guarantee Agreement, unless the context otherwise requires:

     (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.1;

     (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

     (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

     (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires;

     (f) a reference to the singular includes the plural and vice versa; and

     (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

     Section 8.6 Governing Law THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT THAT THE RIGHTS, DUTIES, IMMUNITIES AND INDEMNITIES OF THE GUARANTEE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                              EDISON INTERNATIONAL

                       By: Mary C. Simpson
                           Name: Mary C. Simpson
                           Title: Assistant Treasurer



                            THE CHASE MANHATTAN BANK
                              as Guarantee Trustee


                       By:  Alfia Monastra
                            Name:Alfia Monastra
                            Title:Assistant Vice President





                              EDISON INTERNATIONAL

                  8.60% Subordinated Deferrable Interest Notes,

                                    Series B

No. 001                                                    $309,278,400
-------

CUSIP No. 281020 AC 1

     EDISON INTERNATIONAL, a corporation organized and existing under the laws of the State of California (hereinafter called the "Corporation," which term includes any successor Person under the Subordinated Indenture hereinafter referred to), for value received, hereby promises to pay to The Chase Manhattan Bank, as Property Trustee of EIX Trust II, or registered assigns, the principal sum of up to $309,278,400 Dollars on October 29, 2029. The Corporation further promises to pay interest on said principal sum from October 29, 1999 or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on November 30, February 28, May 31 and August 31 of each year (each such date, an "Interest Payment Date"), commencing November 30, 1999, at the rate of 8.60% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 8.60% per annum, compounded quarterly. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of elapsed days based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Series B Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest installment. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series B Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Securities may be listed or traded, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series B Securities, from time to time, to defer the payment of interest on the Series B Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series B Securities (as shortened or extended pursuant to the Subordinated Indenture). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series B Securities (together with Additional Interest thereon, if any, at the annual rate of 8.60%, compounded quarterly, to the extent permitted by applicable law). During any Extension Period, the Corporation shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series B Securities or (c) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series B Securities; provided, however, that the Corporation may
(1) declare dividends in, or make distributions in, shares of its common stock,
(2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan. Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series B Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of the Subordinated Indenture. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (y) the next Distribution Date relating to the Preferred Securities or (z) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series B Securities.

     Payment of the principal of (and premium, if any) and any such interest on this Series B Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Series B Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Series B Security shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated at Date of Authentication:                EDISON INTERNATIONAL


                                                By:       Mary C. Simpson
                                                    Name: Mary C. Simpson
                                                    Title:Assistant Treasurer


Attest:


Kenneth S. Stewart
Kenneth S. Stewart


     This is one of the Series B Securities referred to in the within mentioned Subordinated Indenture.


Dated:  October 29, 1999
                            THE CHASE MANHATTAN BANK,
                            as Trustee


                            By: Alfia Monastra
                                Alfia Monastra
                                Authorized Signatory

     This Series B Security is one of a duly authorized issue of securities of the Corporation, issued and to be issued in one or more series under the Subordinated Indenture, dated as of July 26, 1999, as amended (herein called the "Subordinated Indenture"), among the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture (including all indentures supplemental thereto) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Series B Securities, and of the terms upon which the Series B Securities are, and are to be, authenticated and delivered. This Series B Security is one of the series designated on the face hereof, limited in aggregate principal amount to $355,670,200.

     All terms used in this Series B Security that are defined in the Subordinated Indenture or in the Amended and Restated Trust Agreement, dated as of October 29, 1999 (the "Trust Agreement"), for EIX Trust II among the Corporation, as Depositor, and the Property Trustee and the other trustees named therein, shall have the meanings assigned to them in the Subordinated Indenture or the Trust Agreement, as the case may be.

     The Corporation may at any time, at its option, on or after October 29, 2004, and subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem this Series B Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount hereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     Upon the occurrence and continuance of a Special Event in respect of EIX Trust II, the Corporation may, at its option, at any time within 90 days of the occurrence of such Special Event, redeem this Series B Security, in whole but not in part, subject to the provisions of the Subordinated Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     The Subordinated Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Series B Security upon compliance by the Corporation with certain conditions set forth in the Subordinated Indenture.

     If an Event of Default with respect to the Series B Securities shall occur and be continuing, the principal of the Series B Securities may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture.

     The indebtedness evidenced by this Series B Security is, to the extent provided in the Subordinated Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation, and this Series B Security is issued subject to the provisions of the Subordinated Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Subordinated Indenture by each holder of Senior Indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Subordinated Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Series B Securities, with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Subordinated Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series B Security and of any Series B Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series B Security.

     As provided in and subject to the provisions of the Subordinated Indenture, if an Event of Default with respect to Series B Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities may declare the principal amount of all the Series B Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities fail to declare the principal of all the Series B Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Series B Securities shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Series B Securities shall remain subordinated to the extent provided in the Subordinated Indenture.

     No reference herein to the Subordinated Indenture and no provision of this Series B Security or of the Subordinated Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal and interest on this Series B Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable in the Securities Register, upon surrender of this Series B Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Series B Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Series B Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Series B Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Corporation and, by its acceptance of this Series B Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Series B Security agree that for United States federal, state and local tax purposes it is intended that this Series B Security constitute indebtedness.

     The Series B Securities shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.

                              EDISON INTERNATIONAL

                  8.60% Subordinated Deferrable Interest Notes,

                                    Series B

No. 002                                                        $25,773,200
-------

CUSIP No. 281020 AC 1

     EDISON INTERNATIONAL, a corporation organized and existing under the laws of the State of California (hereinafter called the "Corporation," which term includes any successor Person under the Subordinated Indenture hereinafter referred to), for value received, hereby promises to pay to The Chase Manhattan Bank, as Property Trustee of EIX Trust II, or registered assigns, the principal sum of up to $25,773,200 Dollars on October 29, 2029. The Corporation further promises to pay interest on said principal sum from October 29, 1999 or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on November 30, February 28, May 31 and August 31 of each year (each such date, an "Interest Payment Date"), commencing November 30, 1999, at the rate of 8.60% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 8.60% per annum, compounded quarterly. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of elapsed days based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Series B Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest installment. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Series B Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series B Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Securities may be listed or traded, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series B Securities, from time to time, to defer the payment of interest on the Series B Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series B Securities (as shortened or extended pursuant to the Subordinated Indenture). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series B Securities (together with Additional Interest thereon, if any, at the annual rate of 8.60%, compounded quarterly, to the extent permitted by applicable law). During any Extension Period, the Corporation shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series B Securities or (c) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series B Securities; provided, however, that the Corporation may
(1) declare dividends in, or make distributions in, shares of its common stock,
(2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan. Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series B Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of the Subordinated Indenture. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (y) the next Distribution Date relating to the Preferred Securities or (z) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series B Securities.

     Payment of the principal of (and premium, if any) and any such interest on this Series B Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Series B Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Series B Security shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated at Date of Authentication:             EDISON INTERNATIONAL


                                             By:    Mary C. Simpson
                                                    Name: Mary C. Simpson
                                                    Title:  Assistant Treasurer


Attest:


Kenneth S. Stewart
Kenneth S. Stewart


     This is one of the Series B Securities referred to in the within mentioned Subordinated Indenture.


Dated:  October 29, 1999
                            THE CHASE MANHATTAN BANK,
                            as Trustee


                            By: Alfia Monastra
                                Alfia Monastra
                            Authorized Signatory

     This Series B Security is one of a duly authorized issue of securities of the Corporation, issued and to be issued in one or more series under the Subordinated Indenture, dated as of July 26, 1999, as amended (herein called the "Subordinated Indenture"), among the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture (including all indentures supplemental thereto) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Series B Securities, and of the terms upon which the Series B Securities are, and are to be, authenticated and delivered. This Series B Security is one of the series designated on the face hereof, limited in aggregate principal amount to $355,670,200.

     All terms used in this Series B Security that are defined in the Subordinated Indenture or in the Amended and Restated Trust Agreement, dated as of October 29, 1999 (the "Trust Agreement"), for EIX Trust II among the Corporation, as Depositor, and the Property Trustee and the other trustees named therein, shall have the meanings assigned to them in the Subordinated Indenture or the Trust Agreement, as the case may be.

     The Corporation may at any time, at its option, on or after October 29, 2004, and subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem this Series B Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount hereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     Upon the occurrence and continuance of a Special Event in respect of EIX Trust II, the Corporation may, at its option, at any time within 90 days of the occurrence of such Special Event, redeem this Series B Security, in whole but not in part, subject to the provisions of the Subordinated Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     The Subordinated Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Series B Security upon compliance by the Corporation with certain conditions set forth in the Subordinated Indenture.

     If an Event of Default with respect to the Series B Securities shall occur and be continuing, the principal of the Series B Securities may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture.

     The indebtedness evidenced by this Series B Security is, to the extent provided in the Subordinated Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation, and this Series B Security is issued subject to the provisions of the Subordinated Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Subordinated Indenture by each holder of Senior Indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Subordinated Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Series B Securities, with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Subordinated Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series B Security and of any Series B Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series B Security.

     As provided in and subject to the provisions of the Subordinated Indenture, if an Event of Default with respect to Series B Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities may declare the principal amount of all the Series B Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series B Securities fail to declare the principal of all the Series B Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Series B Securities shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Series B Securities shall remain subordinated to the extent provided in the Subordinated Indenture.

     No reference herein to the Subordinated Indenture and no provision of this Series B Security or of the Subordinated Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal and interest on this Series B Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable in the Securities Register, upon surrender of this Series B Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Series B Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Series B Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Series B Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Corporation and, by its acceptance of this Series B Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Series B Security agree that for United States federal, state and local tax purposes it is intended that this Series B Security constitute indebtedness.

     The Series B Securities shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.




     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                      NUMBER OF PREFERRED SECURITIES
         P-1                                       8,000,000

                                        CUSIP NO.            26853P 20 6

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                  EIX TRUST II


        8.60% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES B
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust II 8.60% Cumulative Quarterly Income Preferred Securities, Series B (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of October 29, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 29th day of October, 1999.

                                           EIX TRUST II


                                           By:      Mary C. Simpson
                                           Name:    Mary C. Simpson
                                           Title:   Regular Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

     The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                            NUMBER OF PREFERRED SECURITIES
         P-2                                               4,000,000

                                              CUSIP NO.   26853P 20 6

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF

                                  EIX TRUST II


        8.60% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES B
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust II 8.60% Cumulative Quarterly Income Preferred Securities, Series B (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of October 29, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 29th day of October, 1999.

                                                     EIX TRUST II


                                                     By:      Mary C. Simpson
                                                     Name:    Mary C. Simpson
                                                     Title:   Regular Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

     The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                          NUMBER OF PREFERRED SECURITIES
         P-3                                            1,000,000

                                            CUSIP NO.      26853P 20 6

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                  EIX TRUST II


        8.60% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES B
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust II 8.60% Cumulative Quarterly Income Preferred Securities, Series B (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of October 29, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 29th day of October, 1999.

                                              EIX TRUST II


                                              By:      Mary C. Simpson
                                              Name:    Mary C. Simpson
                                              Title:   Regular Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

     The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.




                      THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES
                        SET FORTH IN THE TRUST AGREEMENT
                               (AS DEFINED BELOW).

CERTIFICATE NUMBER                                 NUMBER OF COMMON SECURITIES
         C-1                                                371,136


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF

                                  EIX TRUST II

                        8.60% COMMON SECURITIES, SERIES B
                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that EDISON INTERNATIONAL (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing beneficial interests of the Trust and designated the 8.60% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 29th day of October, 1999.

                                  EIX TRUST II


                                  By:      Mary C. Simpson
                                  Name:    Mary C. Simpson
                                  Title:   Regular Trustee

                      THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES
                        SET FORTH IN THE TRUST AGREEMENT
                               (AS DEFINED BELOW).

CERTIFICATE NUMBER                           NUMBER OF COMMON SECURITIES
         C-2                                           30,928


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF

                                  EIX TRUST II

                        8.60% COMMON SECURITIES, SERIES B
                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)

     EIX Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that EDISON INTERNATIONAL (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing beneficial interests of the Trust and designated the 8.60% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 29, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 29th day of October, 1999.

                                  EIX TRUST II


                                  By:      Mary C. Simpson
                                  Name:    Mary C. Simpson
                                  Title:   Regular Trustee